                                                                   EXHIBIT 10.02

================================================================================



                       SERVICING RIGHTS PURCHASE AGREEMENT



                                 by and between



                             OCWEN FEDERAL BANK FSB
                                   (Purchaser)


                                       and



                         METWEST MORTGAGE SERVICES, INC.
                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                      WESTERN UNITED LIFE ASSURANCE COMPANY
                             SUMMIT SECURITIES, INC.
                       OLD STANDARD LIFE INSURANCE COMPANY
                    OLD WEST ANNUITY & LIFE INSURANCE COMPANY
                                    (Sellers)




                            Dated as of April 1, 2001


================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.01.     Defined Terms..........................................................................1

ARTICLE II  SALE AND CONVEYANCE OF SERVICING RIGHTS...............................................................9
         Section 2.01.     Agreement to Sell the Servicing Rights.................................................9
         Section 2.02.     Reimbursement of Advances.............................................................10
         Section 2.03.     Prepayment Penalties..................................................................11
         Section 2.04.     Closing Conditions....................................................................11
         Section 2.05.     Appointment of Subservicer for the Securitized Portfolio..............................13

ARTICLE III  REPRESENTATIONS AND WARRANTIES......................................................................13
         Section 3.01.     Representations and Warranties of the Seller..........................................13
         Section 3.02.     Certain Provisions Relating to each Seller's Representations and Warranties...........19
         Section 3.03.     Representations and Warranties of the Purchaser.......................................19
         Section 3.04.     Certain Provisions Relating to the Purchaser's Representations and Warranties.........20

ARTICLE IV  CLOSING DATE AND TRANSFER DATE DELIVERIES AND ADMINISTRATION.........................................20
         Section 4.01.     Documents, Schedules and Exhibits Required with Respect to the Closing Date...........20
         Section 4.02.     Documents and Schedules Required With Respect to the related Transfer Date............21
         Section 4.03.     Notice Letters of Transfer............................................................24
         Section 4.04.     Statements............................................................................25
         Section 4.05.     Payments and Notices Received After the Transfer Date.................................25
         Section 4.06.     Service Bureau Cooperation............................................................26
         Section 4.07.     Missing Social Security Number; Forms W-8 or W-9......................................26
         Section 4.08.     Access to Information.................................................................26
         Section 4.09.     Transfer Expenses.....................................................................27
         Section 4.10.     Purchaser to Service Pursuant to P&S Agreements and Servicing Agreement...............27
         Section 4.11.     Document Deficiencies.................................................................27

ARTICLE V  REMEDIES..............................................................................................28
         Section 5.01.     Indemnification.......................................................................28

ARTICLE VI  INTERIM SERVICING REQUIREMENTS.......................................................................29
         Section 6.01.     Metwest to Act as Subservicer During Interim Period...................................29
         Section 6.02.     Limitations on Interim Servicing......................................................30

                                       i.

         Section 6.03.     Servicing Platform....................................................................31

ARTICLE VII  ADDITIONAL AGREEMENTS...............................................................................32
         Section 7.01.     Publicity.............................................................................32
         Section 7.02.     Consents..............................................................................32
         Section 7.03.     REO Resales...........................................................................32
         Section 7.04.     Imaged Asset Files....................................................................32

ARTICLE VIII  MISCELLANEOUS PROVISIONS...........................................................................33
         Section 8.01.     Amendment.............................................................................33
         Section 8.02.     Governing Law.........................................................................33
         Section 8.03.     Notices...............................................................................33
         Section 8.04.     Exhibits..............................................................................34
         Section 8.05.     General Interpretive Principles.......................................................34
         Section 8.06.     Reproduction of Documents.............................................................34
         Section 8.07.     Counterparts..........................................................................35
         Section 8.08.     Entire Agreement, Successors and Assigns..............................................35
         Section 8.09.     Intention of the Parties..............................................................35
         Section 8.10.     Brokerage Commissions.................................................................36
         Section 8.11.     Further Assurances....................................................................36

                                    SCHEDULES

Schedule A Securitized Portfolio Loan Schedule (Segregated by Pool) Schedule B Non-Securitized Portfolio Asset Schedule
      Schedule B-1 Metwest Non-Securitized Assets
      Schedule B-2 Metropolitan Non-Securitized Assets
      Schedule B-3 Western Non-Securitized Assets
      Schedule B-4 Summit Non-Securitized Assets
      Schedule B-5 Old Standard Non-Securitized Assets
      Schedule B-6 Old West Non-Securitized Assets
Schedule C  Escrow Mortgage Loan Schedule
Schedule D  Disclosure Schedules
      Schedule D(m)
      Schedule D(o)
      Schedule D(r)
      Schedule D(u)

                                    EXHIBITS

1.    List of Pooling and Servicing Agreements
2.    Contents of Asset Files
3.    Form of Seller's Closing Certificate
4.    Form of Purchaser's Closing Certificate
5.    Form of Opinion of Counsel to the Sellers
6.    Form of Opinion of Counsel to the Purchaser

                                       ii.

7. Form of Advance Purchase Agreement (for Securitized and Non-Securitized Portfolio)
8.    Form of Servicing Agreement (for Non-Securitized Portfolio)
9.    Form of Assignment and Assumption Agreement (for Securitized Portfolio)
10.   Form of Subservicing Agreement (for Securitized Portfolio)


                                       iii.

                       SERVICING RIGHTS PURCHASE AGREEMENT

                  This SERVICING RIGHTS PURCHASE AGREEMENT ("Agreement") is made as of April 1, 2001 and is executed between METWEST MORTGAGE SERVICES, INC., a Washington corporation ("Metwest"), METROPOLITAN MORTGAGE & SECURITIES CO., INC., a Washington corporation ("Metropolitan"), WESTERN UNITED LIFE ASSURANCE COMPANY, a Washington insurance corporation ("Western"), SUMMIT SECURITIES INC., an Idaho corporation ("Summit"), OLD STANDARD LIFE INSURANCE COMPANY, an Idaho insurance corporation ("Old Standard") and OLD WEST ANNUITY & LIFE INSURANCE COMPANY, an Arizona insurance corporation (each a "Seller" and collectively the "Sellers") and OCWEN FEDERAL BANK FSB, a federally chartered savings bank (the "Purchaser").

                              PRELIMINARY STATEMENT

                  Metwest owns the right to service certain residential (including timeshare), commercial and improved land mortgage loans, which are subject to the related P&S Agreements identified on Exhibit 1 (the "Securitized Portfolio") and each of the Sellers owns certain mortgage loans and other secured loans and receivables, including the right to service such loans and receivables (the "Non-Securitized Portfolio" and together with the Securitized Portfolio, the "Assets"). The Sellers desire to sell, and the Purchaser desires to purchase, the Servicing Rights (as defined herein) with respect to the Assets in accordance with this Agreement.

                  In consideration of the mutual agreements hereinafter set forth, the Seller and the Purchaser agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01.00 Defined Terms. Whenever used in this Agreement, the following words and phrases shall have the following meanings specified in this Article:

                  "ADVANCE": Any Monthly Advance or Servicing Advance.

                  "ADVANCE FUNDING DATE": The Closing Date or such later date mutually agreed to by the Sellers and the Purchasers.

                  "ADVANCE PURCHASE AGREEMENT": The Advance Purchase Agreement, substantially in the form of Exhibit 7, pursuant to which the Purchaser purchases from the Sellers outstanding Advances as of the Cut-off Date.

                  "AGREEMENT": This Servicing Rights Purchase Agreement including all schedules, exhibits and supplements hereto and amendments hereof.

                  "AGREEMENT TO SELL SERVICING RIGHTS": The Agreement to Sell Servicing Rights dated as of the date hereof between the Sellers and the Purchaser pursuant to which the Purchaser agrees that it will sell the Servicing Rights in respect of some or all of the Assets back to the Sellers or to third parties from time to time in accordance with the terms of such agreement.

                   "ANCILLARY INCOME": Subject to Section 6.01 during the Interim Period, all release fees, late payment charges, assumption fees, insufficient fund charges, modification fees, fees associated with any repayment plan or forbearance agreement, interest on the Collection Account and Escrow Account (net of any interest payments due Obligors pursuant to law) and other similar fees (exclusive of prepayment penalties; provided, however, that with respect to the Non-Securitized Portfolio, modification fees received in connection with Loan modifications performed by a Seller in accordance with the Servicing Agreement shall not constitute Ancillary Income and shall be the property of the related Seller.

                  "ASSETS": Collectively, the Loans and the Receivables.

                  "ASSET FILE": The documents pertaining to a particular Asset as specified on Exhibit 2.

                  "ASSET SCHEDULE": Collectively, Schedule A and Schedule B, which schedules collectively list the Assets subject to this Agreement and set forth, as of the Cut-off Date, the following information for each Asset, grouped by P&S Agreement in the case of the Securitized Portfolio and by Owner in the case of the Non-Securitized Portfolio:

                  (i)      the loan/asset number and investor code;

                  (ii) obligor name and social security number or employer identification number;

                  (iii)    the outstanding principal balance or asset balance;

                  (iv) the last due date with respect to which interest or other payment has been paid;

                  (v)      the note rate, if any;

                  (vi)     maturity date, if any;

                  (vii)    if applicable, the property address; and

                  (viii)   if applicable, the property type.

                  "ASSIGNMENT AND ASSUMPTION AGREEMENT": The Assignment and Assumption Agreement, substantially in the form of Exhibit 9, pursuant to which Metwest assigns and the Purchaser assumes the Servicing Rights in respect of the Securitized Portfolio.

                  "ASSIGNMENT OF MORTGAGE": An assignment of a Mortgage, notice of transfer or equivalent instrument, in form acceptable for recording and sufficient under the laws of the jurisdiction wherein the Mortgaged Property is located to reflect of record the transfer of the Mortgage.

                  "BUSINESS DAY": In respect of the Securitized Portfolio, any "Business Day" as defined in the related P&S Agreement, and in respect of the Non-Securitized Portfolio, a day of the week other than (a) Saturday or Sunday or (b) a day on which banking or savings institutions in the state of incorporation or principal business location of the applicable Seller or of the Purchaser are authorized or permitted under applicable law to be closed.

                  "CLOSING DATE": April 17, 2001.

                  "COLLECTION ACCOUNT": In respect of the Securitized Portfolio, an account or accounts maintained by the Servicer or Master Servicer for the deposit of principal and interest payments received in respect of one or more Loans in accordance with the P&S Agreements, whether designated as a principal and interest account, collection account, custodial account or otherwise, and in respect of the Non-Securitized Portfolio, as defined in the Servicing Agreement.

                  "COMMERCIAL MORTGAGE LOAN": A Mortgage Loan secured by a multifamily residential property or a commercial property including, among others, multifamily, retail, mixed use, office and industrial properties.

                  "COMMERCIAL PROPERTY": With respect to a Commercial Mortgage Loan, the real property securing such Mortgage Loan.

                  "CUSTODIAL FILE": In respect of the Securitized Portfolio, with respect to an individual Loan, the Loan documents required to be held by a Custodian pursuant to the terms of the related P&S Agreement, and in respect of the Non-Securitized Portfolio, the original documents related to a particular Asset that is held by the related Custodian.

                  "CUSTODIAN": In respect of the Securitized Portfolio, an entity, which currently is The Bank of New York, acting as Mortgage Loan document custodian for the related Custodial Files pursuant to the terms of the related P&S Agreement or a separate custodial agreement, and in respect of the Non-Securitized Portfolio, a Seller or any Custodian appointed by a Seller to hold the related Custodial Documents until such time that the Custodial Documents are delivered to the Purchaser, at which time the Purchaser shall become the Custodian pursuant to Section 2.2 of the Servicing Agreement.

                  "CUT-OFF DATE": The beginning of business on April 1, 2001.

                  "DATA BASE": All information in the computer tape format acceptable to the Purchaser delivered by or on behalf of the Sellers, whether before or on or after the Closing Date, in connection with this Agreement.

                  "EDP": Electronic data processing.

                  "ESCROW ACCOUNT": Each account, if any, maintained for the deposit of Escrow Payments received in respect of one or more Loans in accordance with the terms of the loan documents and applicable law.

                  "ESCROW MORTGAGE LOANS": The Mortgage Loans identified on Schedule C, which loans provide for an escrow company to receive and remit to the related Owner or Servicer the loan payments from the related Obligor and which may provide that the escrow company hold in escrow the original Mortgage Note, Mortgage and certain other loan documents.

                  "ESCROW PAYMENTS": The amounts constituting ground rents, taxes, assessments, water rates, common charges in condominiums and planned unit developments, mortgage insurance premiums, fire and hazard insurance premiums and other payments, as applicable, which have been escrowed by the Obligor with the lender or servicer pursuant to any Loan.

                  "ESSEX PORTFOLIO": The Loans identified on Schedule C.

                  "FANNIE MAE": Fannie Mae, or any successor.

                  "FREDDIE MAC": Freddie Mac, or any successor.

                  "HUD": The United States Department of Housing and Urban Development.

                  "INSURANCE POLICY": Any of the hazard insurance, title insurance, primary mortgage insurance and credit life insurance policies and certificates related to a Loan. References in this Agreement to hazard insurance shall be construed to include flood insurance to the extent that flood insurance is required of a Loan pursuant to the Servicing Requirements.

                  "INTERIM PERIOD": As defined in Section 6.01.

                  "LAND SALE CONTRACT": A contract, together with all amendments and modifications thereto, for the sale of real estate and the improvements thereon pursuant to which the Obligor promises to pay the amount due thereon to the holder thereof and pursuant to which fee title to the related Mortgaged Property is held by such holder until the Obligor has made all of the payments required pursuant to such contract, at which time fee title is conveyed to the Obligor.

                  "LOAN": A Mortgage Loan or Non-Mortgage Loan, as the case may be.

                  "MASTER SERVICER" OR "SERVICER". The master servicer or servicer under the related P&S Agreement.

                  "MATERIAL ADVERSE EFFECT": A material adverse effect upon the Servicing Rights, the consummation of the transactions and performance of obligations contemplated by this Agreement or the financial condition of the Sellers or the Purchaser.

                  "MEMORANDUM OF LAND SALE CONTRACT": The written summary of certain terms of a Land Sale Contract that is acceptable for recording with the applicable public recording office under the laws of the jurisdiction in which the Mortgaged Property is situated.

                  "METROPOLITAN": Metropolitan Mortgage & Securities Co., Inc. and its successors and assigns.

                  "METWEST": Metwest Mortgage Services, Inc. and its successors and assigns.

                  "METWEST SERVICING REQUIREMENTS" means, with respect to the Non-Securitized Portfolio, the servicing standards of Metwest in place from time to time and, with respect to the Securitized Portfolio, the provisions of the related P&S Agreement with respect to the servicing, control and administration of the related Loans.

                  "MONTHLY ADVANCE": With respect to the Securitized Portfolio, any amount advanced in accordance with the terms of a P&S Agreement in connection with delinquent Monthly Payments in accordance with the Servicing Requirements and reimbursable in accordance with such Servicing Requirements.

                  "MORTGAGE": The mortgage, deed of trust or other instrument creating a first or junior lien on real property securing the Mortgage Note.

                  "MORTGAGE LOAN": An individual mortgage loan (including a timeshare mortgage loan) or Land Sale Contract which is secured by Mortgaged Property and subject to this Agreement and identified on the Asset Schedule, including any Mortgaged Property that was acquired in foreclosure or similar action.

                  "MORTGAGE NOTE": For each Mortgage Loan, the note or other evidence of the indebtedness of an Obligor, including, in the case of a Land Sale Contract, a promise to pay which is the integral part of a Land Sale Contract, together with any loan riders, if applicable, and as amended or modified, secured by a Mortgage.

                  "MORTGAGED PROPERTY": The underlying real property securing repayment of a Mortgage Loan. "NON-MORTGAGE LOAN": Any loan in the Non-Securitized Portfolio that is not a Mortgage Loan.

                  "NON-SECURITIZED PORTFOLIO": The Assets set forth on Schedule B, which Assets are not part of the Securitized Portfolio.

                  "OBLIGOR": (i) With respect to a Loan, the individual(s) obligated to repay such Loan and (ii) with respect to a Receivable, the individual(s) obligated to make payments with respect to such Receivable.

                  "OLD STANDARD": Old Standard Life Insurance Company and its successors and assigns.

                  "OLD WEST": Old West Annuity & Life Insurance Company and its successors and assigns.

                  "OWNER": With respect to the Securitized Portfolio, the Trustee and with respect to the Non-Securitized Portfolio, as follows:

                  (i) Metwest with respect to the Assets set forth on Schedule B-1;

                  (ii) Metropolitan with respect to the Assets set forth on Schedule B-2;

                  (iii) Western with respect to the Assets set forth on Schedule B-3;

                  (iv) Summit with respect to the Assets set forth on Schedule B-4;

                  (v) Old Standard with respect to the Assets set forth on Schedule B-5; and

                  (vi) Old West with respect to the Assets set forth on Schedule B-6.

                  "P&S AGREEMENT": Each of the Pooling and Servicing Agreements identified on Exhibit 1 pursuant to which the Loans in the Securitized Portfolio are serviced.

                  "POOL": All of the Assets relating to a particular Owner and, in the case of the Securitized Portfolio, further segregated by the series designated for the related securitization transaction.

                  "PREPAYMENT PENALTY": With respect to each Loan, if applicable, the penalty or premium required to be paid if the Obligor prepays, either in whole or in part, such Loan as provided in the related Loan documents.

                  "PURCHASE DATE": With respect to the Non-Securitized Portfolio, the Closing Date and with respect to the Securitized Portfolio, the date on or prior to the Transfer Date related to the Securitized Portfolio mutually agreed to by the Purchaser and Metwest following satisfaction of conditions set forth in this Agreement to the purchase of the related Servicing Rights.

                  "PURCHASE PRICE": The amount equal to the product of 0.7317% times (i) the outstanding principal balance (or outstanding balance) of the Assets in the Non-Securitized Portfolio as of the Cut-off Date and (ii) the outstanding principal balance of the Loans in the Securitized Portfolio as of the Cut-off Date.

                  "PURCHASER": Ocwen Federal Bank FSB, a federal savings bank.

                  "PURCHASER'S CLOSING CERTIFICATE": An officer's certificate substantially in the form of Exhibit 4 prepared by or on behalf of the Purchaser and delivered to the Sellers pursuant to this Agreement.

                  "RATING AGENCY": As defined in the related P&S Agreement.

                  "RECEIVABLES": The Assets in the Non-Securitized Portfolio that are not Loans.

                  "REMITTANCE DATE": With respect to each P&S Agreement, the date each month on which the servicer or master servicer is required pursuant to such P&S Agreement to remit monthly collections and related amounts with respect to the Loans to the Trustee.

                  "SCHEDULED PAYMENT": The scheduled payment of principal and interest or other amounts due on an Asset, if any, payable monthly or otherwise.

                  "SECURITIZED PORTFOLIO": The Loans that are subject to a P&S Agreement as set forth on Schedule A.

                  "SELLER": (i) Metwest with respect to the Servicing Rights relating to the Assets set forth on Schedule A and Schedule B-1, (ii) Metropolitan with respect to the Servicing Rights relating to the Assets set forth on Schedule B-2, (iii) Western with respect to the Servicing Rights relating to the Assets set forth on Schedule B-3, (iv) Summit with respect to the Servicing Rights relating to the Assets set forth on Schedule B-4, (v) Old Standard with respect to the Servicing Rights relating to the Assets set forth on Schedule B-5 and (vi) Old West with respect to the Servicing Rights relating to the Assets set forth on Schedule B-6. Metwest, Metropolitan, Western, Summit, Old Standard and Old West are collectively referred to herein as the "Sellers".

                  "SELLER'S CLOSING CERTIFICATE": An officer's certificate substantially in the form of Exhibit 3 prepared by or on behalf of each of the Sellers and delivered to the Purchaser pursuant to this Agreement.

                  "SERVICING ADVANCES": Any amounts advanced in accordance with the Metwest Servicing Requirements in connection with the payment of taxes, insurance, protective expenses or otherwise made with respect to an Asset and reimbursable in accordance with such Metwest Servicing Requirements, but not including Monthly Advances. Servicing Advances shall include any negative escrow balances that may exist relating to an Escrow Account.

                  "SERVICING AGREEMENT": The Servicing Agreement between the Sellers and the Purchaser pursuant to which the Non-Securitized Portfolio is to be serviced by the Purchaser, which agreement shall be substantially in the form of Exhibit 8.

                  "SERVICING DOCUMENT DEFICIENCY": As such term is defined in
Section 4.11.

                  "SERVICING FEE": In respect of the Securitized Portfolio, the monthly servicing or master servicing fee relating to each Loan set forth in the applicable P&S Agreement related to such Loan, and in respect of the Non-Securitized Portfolio, as such term is defined in the Servicing Agreement.

                  "SERVICING REQUIREMENTS": With respect to the Securitized Portfolio and Non-Securitized Portfolio, the provisions of the related P&S Agreement or Servicing Agreement, as applicable, with respect to the servicing, control and administration of the related Assets.

                  "SERVICING RIGHTS": All of Sellers' right, title and interest in and to the servicing of the Assets on and after the Cut-off Date, including all rights to receive or retain amounts in respect of Servicing Fees, Ancillary Income, reimbursement for Advances, or other expenses and costs, and investment earnings or other benefits from positive account balances, together with all Collection Account balances, Escrow Account balances, contract rights, incidental income and benefits to the extent payable to the Sellers, and exclusive rights to possession and use of servicing files and records directly or indirectly related thereto, including, without limitation, borrower lists, Insurance Policies and tax service agreements and including the right to exercise any clean-up call with respect to the Securitized Portfolio, subject in each case to the terms of this Agreement and the related P&S Agreement or the Servicing Agreement, as applicable, and in the case of Escrow Mortgage Loans, subject to the rights of the related escrow company with respect to such Mortgage Loans; provided, however, that the term Servicing Rights shall not include any obligations in connection with any representations or warranties with respect to the Assets made by the Sellers or any obligation to remedy breaches of any representations or warranties with respect to the Assets or to indemnify any party in connection therewith.

                  "SUBSERVICING AGREEMENT": The agreement between Metwest and the Purchaser pursuant to which the Purchaser agrees to act as subservicer with respect to the Securitized Portfolio, which agreement shall be substantially in the form of Exhibit 10.

                  "SUMMIT": Summit Securities, Inc. and its successors and assigns.

                  "TRANSFER DATE": With respect to an Asset, the date on which the physical servicing of the Asset is transferred to the Purchaser pursuant to this Agreement, which date shall be, in the case of the Securitized Portfolio, May 2, 2001 if all approvals and other action necessary to sell the Servicing Right to Purchaser under each P&S Agreement and this Agreement have been obtained or completed, as applicable, by April 27, 2001 and, if not, June 2, 2001, and in the case of the Non-Securitized Portfolio, July 1, 2001, in each case unless otherwise mutually agreed to by the related Sellers and the Purchaser.

                  "TRANSFER INSTRUCTIONS": The instructions specifying the manner in which the servicing of the Assets shall be transferred to the Purchaser as agreed upon by the Purchaser and the Sellers in good faith.

                  "TRUSTEE": With respect to the Securitized Portfolio, The Bank of New York and its successors and assigns.

                  "WESTERN": Western United Life Assurance Company and its successors and assigns.

                                   ARTICLE II

                     SALE AND CONVEYANCE OF SERVICING RIGHTS

                  Section 2.01.00 Agreement to Sell the Servicing Rights.

                  (a) Non-Securitized Portfolio. Subject to the terms and provisions of this Agreement, each Seller hereby agrees to sell, transfer, assign, convey and set over to the Purchaser, as of the Purchase Date for the Non-Securitized Portfolio, the Servicing Rights with respect to the Assets in the Non-Securitized Portfolio for which such Seller is the Owner as reflected on Schedules B-1, B-2, B-3, B-4, B-5 and B-6, respectively, and the Purchaser hereby agrees to perform the servicing for such Assets in accordance with the terms the Servicing Agreement. On the Purchase Date for the Non-Securitized Portfolio, as full consideration for each Seller's sale of their respective Servicing Rights in the Non-Securitized Portfolio to the Purchaser, the Purchaser will pay to the Sellers the Purchase Price for the Non-Securitized Portfolio, which shall be payable to the Sellers in the aggregate by wire transfer in immediately available funds. The purchase and sale of the Servicing Rights shall be effected upon payment of the Purchase Price and the execution and delivery of the Servicing Agreement.

                  (b) Securitized Portfolio. Subject to the terms and provisions of this Agreement, Metwest hereby agrees to sell, transfer, assign, convey and set over to the Purchaser, as of the Purchase Date for the Securitized Portfolio, the Servicing Rights with respect to the Loans in the Securitized Portfolio, and the Purchaser hereby agrees to perform the servicing for such Loans in accordance with the terms of the related P&S Agreements. On the Purchase Date for the Securitized Portfolio, as full consideration for Metwest's sale of the Servicing Rights for the Securitized Portfolio to the Purchaser, the Purchaser will pay to Metwest the Purchase Price for the Securitized Portfolio, which shall be payable to Metwest by wire transfer in immediately available funds. The purchase and sale of the Servicing Rights for the Securitized Portfolio shall be effected upon payment of the Purchase Price for the Securitized Portfolio and the execution and delivery of the Assignment and Assumption Agreement.

                  (c) In the event that the conditions set forth in this Agreement for the purchase by the Purchaser of the Servicing Rights relating to the Securitized Portfolio are not satisfied and such Servicing Rights are not purchased on or prior to June 2, 2001, Metwest may elect to repurchase for the related Purchase Price the Servicing Rights relating to the Non-Securitized Portfolio and terminate this Agreement, including termination of the Purchaser in its capacity as subservicer of the Securitized Portfolio under Section 2.04 upon ten (10) Business Days' prior notice. In the event of such termination, (i) all unreimbursed Advances made or reimbursed by the Purchaser pursuant to this Agreement or the Servicing Agreement shall be paid to Purchaser, (ii) all servicing fees and Ancillary Income received by Purchaser from the Cut-off Date shall be paid to the Sellers, (iii) all servicing and subservicing fees paid by Purchaser to Sellers from the Cut-off Date shall be paid to Purchaser and (iv) all out-of-pocket expenses (including due diligence costs and reasonable attorney's fees) incurred by the Purchaser in connection with this Agreement and the transactions contemplated herein shall be paid by the Sellers to the Purchaser.

                  Section 2.02.00 Reimbursement of Advances.

                  (a) For and in consideration of (i) the sale of the Seller's rights in the Servicing Rights to the Purchaser pursuant to Section 2.01 and the appointment of the Purchaser as subservicer of the Securitized Portfolio pursuant to Section 2.05 and (ii) rights to reimbursement in respect of Advances as described in this Agreement, the Purchaser agrees, subject to this Agreement, to reimburse the Sellers for Advances as provided for in this Section 2.02 and to fund Advances as provided for in Section 6.01. Notwithstanding the method of calculation, the parties agree that the consideration is not allocated solely to the Advances. The parties hereto further agree that the components of the transactions contemplated by this Agreement are bargained for as an inseparable whole.

                  (b) On the Advance Funding Date, the Purchaser agrees to reimburse the Sellers for 90% of the amount of the unreimbursed Advances previously made by the Sellers which were outstanding as of the Cut-off Date, which the Purchaser and Sellers reasonably believe will be recoverable in accordance with the terms of the related P&S Agreement or the Servicing Agreement, as applicable. Notwithstanding anything in this section to the contrary, the Purchaser shall not reimburse the Sellers for any unreimbursed but reimbursable Advances which constitute Monthly Advances pursuant to the P&S Agreements, which amounts were netted from the amounts in the related Collection Accounts remitted to the Trustee. Metwest shall, within two (2) Business Days prior to the Advance Funding Date, provide to the Purchaser evidence of the dollar amount of all Advances as of the Cut-off Date, broken down by P&S Agreement in the case of the Securitized Portfolio and by Owner in the case of the Non-Securitized Portfolio. As soon as practical following the applicable Transfer Date, but in no event more than fifteen (15) Business Days following such Transfer Date, the Purchaser and Metwest, on behalf of the Sellers, shall reconcile the actual amount of related Advances that were outstanding as of the Cut-off Date and the recoverability status of such Advances and make any monetary adjustments to the amount required to be reimbursed to the Sellers. Following such reconciliation, the remaining ten percent (10%) of the reimbursable Advance amount shall be paid to the Sellers, as adjusted to reflect any monetary adjustments required to be made relating to such Advances as a result of such reconciliation. Subject to the provisions of Sections 2.01(c) and
6.01 hereof, the Purchaser shall be entitled to the full amount of any reimbursements for any Advances or Ancillary Income that are received on or after the Cut-off Date.

                  (c) In connection with the reimbursement by the Purchaser of Advances pursuant to this Section 2.02, the Sellers agree to (i) enter into an advance purchase or assignment agreement with the Purchaser or its designee pursuant to which the Advances shall be sold by the Sellers to the Purchaser,
(ii) prepare, execute and deliver to the Purchaser on or prior to the Advance Funding Date, at its own expense, financing statements relating to such Advances suitable to reflect the transfer of accounts and general intangibles and as are necessary to perfect the sale, transfer and assignment of such Advances from the Sellers to the Purchaser or its designee, (iii) deliver UCC lien searches and an opinion of counsel regarding perfection and priority to provide satisfactory evidence to the Purchaser that the Advances are being transferred to the Purchaser or its designee free and clear of any liens and (iv) enter into such other agreements and provide such certifications, opinions and other documentation reasonably requested by the Purchaser or its designee in connection with the consummation of the reimbursement of Advances as described in this Section 2.02.

                  Section 2.03. Prepayment Penalties

                  (a) The Sellers retain all of their right, title and interest in and to the Prepayment Penalties received with respect to any Asset in the Non-Securitized Portfolio. Upon receipt of any such Prepayment Penalty, the Purchaser will remit such amount to the related Seller in accordance with the terms and conditions set forth in the Servicing Agreement.

                  (b) With respect to the Securitized Portfolio, the Prepayment Penalties are not being sold to the Purchaser as part of the sale of the Servicing Rights. However, because of the provisions contained in the P&S Agreements, the legal ownership of the Prepayment Penalties must remain with the Master Servicer. As a result, the parties hereto agree that, upon receipt of any Prepayment Penalty from the Securitized Portfolio, the Purchaser shall remit such amount to Metwest on the Remittance Date following the calendar month in which such Prepayment Penalty was received.

                  Section 2.04.00 Closing Conditions.

                  (a) The Purchaser's obligations to consummate its purchase of the Servicing Rights and otherwise perform its obligations under this Agreement is subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date or such other date specified below:

                  (i) Satisfactory completion of Purchaser's due diligence investigations regarding the Sellers, the Assets, the Servicing Rights, the Servicing Requirements and the P&S Agreements;

                  (ii) The Sellers shall have performed in all material respects all of their covenants and agreements contained herein which are required to be performed by them on or prior to the Closing Date and each Purchase Date;

                  (iii) All of the representations and warranties of the Sellers contained in Section 3.01 of this Agreement shall be true and correct in all material respects as of the Closing Date and each Purchase Date;

                  (iv) The Purchaser shall have received in escrow, or the Purchaser's attorneys shall have received in escrow, each of the documents specified in Section 4.01 for delivery on or prior to the Closing Date or such other date specified therein, duly executed by all signatories other than the Purchaser, as required by the respective terms thereof;

                  (v) On or prior to the Purchase Date for the Securitized Portfolio, the Purchaser shall have received (A) true and correct copies of each P&S Agreement and the fully executed amendment to each P&S Agreement (the "Amendments") necessary to permit the Purchaser to become the Master Servicer and service the Loans thereunder and

         (B) all consents (including certificateholder consent), approvals, opinions and notices required in connection with the Amendments and the transfer of the Servicing Rights relating to the Securitized Portfolio by Metwest to the Purchaser;

                  (vi) The Purchaser shall have received the documentation specified in Section 2.02(b) in form and substance satisfactory to the Purchaser;

                  (vii) The Purchaser shall have received all consents, approvals, opinions and notices required by the terms of the related P&S Agreement in connection with the Purchaser becoming a subservicer with respect to the Securitized Portfolio pursuant to Section 2.05;

                  (viii) The Purchaser shall have received any and all other customary documents as the Purchaser shall have reasonably determined to be necessary or desirable to effectuate the intent and purposes of this Agreement and to consummate the transactions contemplated hereby; and

                  (ix) The Purchaser shall have received the fee specified in
         Section 2.2 of the Servicing Agreement for acting as Custodian with respect to the Asset Files relating to the Non-Securitized Portfolio.

                  (b) The obligation of the Sellers to consummate the sale of the Servicing Rights to Purchaser and otherwise perform its obligations under this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (i) The Purchaser shall have performed in all material respects all of its covenants and agreements contained herein which are required to be performed by it on or prior to the Closing Date and each Purchase Date, including but not limited to payment of the applicable Purchase Price on each Purchase Date;

                  (ii) All of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date and each Purchase Date;

                  (iii) The Sellers shall have received in escrow, or Sellers' attorneys shall have received in escrow, the Assignment and Assumption Agreement and each of the documents specified in Section 4.01 for delivery on or prior to the Closing Date or such other date specified therein, duly executed by all signatories other than the Sellers, as required by the respective terms thereof; and

                  (iv) The Sellers shall have received any and all other customary documents as the Sellers shall have reasonably determined to be necessary or desirable to effectuate the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                  Section 2.05. Appointment of Subservicer for the Securitized
                                Portfolio.

                  Subject to the terms and provisions of this Agreement and effective as of the Closing Date, (i) Metwest hereby (a) appoints the Purchaser as subservicer to service and administer the Loans in the Securitized Portfolio pursuant to the related P&S Agreements until such time that the related Servicing Rights are transferred to the Purchaser on the related Purchase Date and (b) acknowledges and agrees that, effective as of the Closing Date and subject to Section 6.01 and the terms and conditions set forth in each P&S Agreement, the Purchaser shall have the benefit of and full rights to the Servicing Rights relating to the Securitized Portfolio including, but not limited to, the Servicing Fees and Ancillary Income for so long as the Purchaser acts as subservicer under this Agreement; and (iii) subject to Section 6.01, the Purchaser hereby accepts such appointment as subservicer and agrees to perform the servicing and administration of the Mortgage Loans in accordance with the terms of the related P&S Agreements. Subject to Section 6.01, from and after the Closing Date, the Purchaser shall have full power and authority, acting alone, to do any and all things in connection with the servicing and administration of the Loans in the Securitized Portfolio that the Purchaser may deem necessary or desirable, consistent with the terms of this Agreement and the Servicing Requirements. The Purchaser and Metwest agree to enter into a Subservicing Agreement to further evidence the subservicing arrangement between Metwest and the Purchaser with respect to the Securitized Portfolio, which agreement shall satisfy the requirements of the P&S Agreements and shall be delivered by Metwest to the Trustee.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01.00 Representations and Warranties of the Seller.

                  Each Seller makes the following representations, warranties and covenants to the Purchaser, as of the Closing Date and as of the related Purchase Date, provided, however, that no Seller makes any such representation, warranty or covenant with respect to any other Seller or any other Seller's related Assets or Servicing Rights:

                  (a) Each Seller is a corporation duly organized and in good standing under the laws of its state of incorporation and was at all material times and now is qualified to do business and duly licensed in those states in which each Mortgaged Property or Obligor is located if the laws of such states require qualification or licensing for the conduct of business of the type conducted by such Seller, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (b) Each Seller has full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform all its obligations hereunder. The execution, delivery and performance of this Agreement by such Seller and consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate, shareholder or other action, and this Agreement has been duly and validly executed and delivered by such Seller and is valid and enforceable against such Seller in accordance with its terms, except as such enforceability may be subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                  (c) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by any Seller of, or compliance by any Seller with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, such Seller has obtained such approval. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement nor compliance with its terms and conditions, shall conflict with or result in the breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature upon, any of the Assets, the Servicing Rights or the properties or assets of such Seller, any of the terms, conditions or provisions of its charter or by-laws or any similar corporate documents of such Seller or any mortgage, indenture, deed of trust, loan or credit agreement or other agreement or instrument to which such Seller is now a party or by which it is bound or any federal or state law, rule or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it, or to the Servicing Rights of such Seller.

                  (d) There is no litigation or action at law or in equity pending, or, to its knowledge, threatened, against any Seller and no proceeding or investigation of any kind is pending or, to its knowledge, threatened, by any federal, state or local governmental or administrative body, which could reasonably be expected to have a Material Adverse Effect.

                  (e) The consummation of the transactions contemplated by this Agreement and the sale and transfer of the Servicing Rights by such Seller are not subject to the bulk transfer or similar statutory provisions of applicable state or federal law.

                  (f) Subject to the rights of an escrow company under an Escrow Mortgage Loan to receive and remit to the related servicer payments from the related Obligor and to hold in escrow the original Mortgage Note, Mortgage and certain other loan documents, each Seller is the sole holder of the Servicing Rights and has good and marketable title to and has the right to assign and transfer the Servicing Rights of such Seller as of the applicable Purchase Date and to assign, transfer and deliver such Servicing Rights as contemplated by this Agreement free and clear of any and all claims, charges, defenses, security interests, liens, offsets and encumbrances.

                  (g) Each Seller, any current or prior holder of an Asset and any prior servicer or sub-servicer of an Asset is and was at all material times, a HUD-approved mortgagee, lender and seller/servicer, as applicable, to the extent required to be so approved in order to originate, sell or service the Assets relating to such Seller and was in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property and obligor is located. No Seller is in default in the performance of its obligations under any P&S Agreement, and such Seller is, and each prior servicer or sub-servicer was, in compliance with all applicable laws and regulations relating to the Servicing Rights, and there has been no occurrence as of the Closing Date or the related Purchase Date that could cause the cancellation of the Servicing Rights or material changes in procedures with respect to the Assets. Each Seller and any prior servicer or sub-servicer has and has at all times had all licenses, permits, consents, approvals, orders, certificates, authorizations, declarations and filings (collectively, "Permits") required by all governmental entities (including, without limitation, any federal, state or local authorities or agencies regulating debt collectors, consumer lenders, mortgage bankers, or servicers and their operations and all courts and other tribunals) which are necessary for the conduct of the servicing business and the origination, sale or servicing of the Assets, except where the failure to hold such a Permit would not have a Material Adverse Effect.

                  (h) Each Seller and any prior holder of an Asset or any prior servicer or sub-servicer under the P&S Agreements or otherwise have taken all necessary steps to make and keep any hazard insurance policy, primary mortgage insurance policy, and title insurance policy valid, binding and enforceable; each such insurance policy is the binding, valid and enforceable obligation of the private insurer to the full extent thereof, without surcharge, defense or set-off, subject to bankruptcy and insolvency laws and all premiums thereon have been paid. Such insurance policies may be included in a blanket insurance policy to the extent permitted under the applicable Servicing Requirements.

                  (i) There are no actions, claims, litigation or governmental investigations pending or, to the knowledge of any Seller, threatened, against such Seller or with respect to any Asset, which relate to, or affect the Assets or such Seller's right to sell, assign and transfer, the Servicing Rights (other than usual and customary actions such as foreclosure proceedings with respect to the Loans).

                  (j) The information set forth on the Asset Schedule and the Data Base, and on any updates thereof or other document, instrument or schedule furnished to the Purchaser by any Seller or its affiliates pursuant to, or prior to and in connection with, this Agreement is accurate and complete in all material respects, and relates exclusively to the related Assets, as of the dates indicated thereon or otherwise applicable.

                  (k) All Collection Accounts and Escrow Accounts are maintained by or on behalf of each Seller and have been maintained in accordance with applicable law and the terms of the Assets and the related Servicing Requirements. The Escrow Payments required by the Assets which have been paid to any Seller for the account of an Obligor are on deposit in the appropriate Escrow Account.

                  (l) The Advances with respect to the Assets are valid and subsisting accounts owing to the related Seller, and are carried on the books of such Seller at values determined in accordance with generally accepted accounting principles, and are not subject to any set-offs or claims of the account debtor.

                  (m) Subject to generally accepted servicing practices of prudent lenders of like assets, documentation with respect to the servicing of the Assets has been properly and accurately completed and executed. With respect to the Securitized Portfolio, except as set forth on Schedule D(m) all documents required by the P&S Agreements to be delivered to the Custodian have been completed and all documents required to service the Loans in the Securitized Portfolio in accordance with this Agreement and the related P&S Agreements have been delivered to the Purchaser or its designee. With respect to the Non-Securitized Portfolio, all documents held by a

Seller or its designee and used by such Seller or a subservicer to service the Assets in the Non-Securitized Portfolio in accordance with this Agreement and the Servicing Agreement have been delivered to the Purchaser or its designee.

                  (n) All funds received by any Seller in connection with the Loans including, without limitation, foreclosure proceeds, fire insurance proceeds from fire losses, condemnation proceeds and principal reductions, have promptly been deposited in the Collection Account or Escrow Account, each as applicable, and all such funds have been applied to reduce the principal balance of the Loans in question and/or to pay interest, or for reimbursement of repairs to the related property or as otherwise required by the terms of the related loan documents, applicable law and the Metwest Servicing Requirements.

                  (o) All payments received by a Seller with respect to any Asset have been remitted and properly accounted for pursuant to Metwest Servicing Requirements. Except as set forth on Schedule D(o), no payment of principal or interest or other amount on any such Asset has been forgiven, suspended or rescheduled. Any waiver, alteration or modification that has been made to the terms or provisions of any Assets is accurately reflected on the Asset Schedule and Data Base, provided that such modification, waiver or alteration occurred two Business Days prior to the Cut-off Date (and if occurring after two Business Days prior to the Cut-off Date, such Asset Schedule and Data Base shall be promptly updated accordingly by the Seller and delivered to the Purchaser prior to the Closing Date), and a copy of any modification agreement is included in the related Asset File.

                  (p) Each Asset has been originated in compliance with, or is exempt from, all applicable state or federal laws, regulations, and Servicing Requirements, including, without limitation, those pertaining to usury and at origination all Loan or other Asset documents were in compliance with applicable law and Servicing Requirements. The origination, collection and servicing practices used with respect to each Asset have been in all respects legal.

                  (q) Each Seller and any current or prior lender or servicer of the Assets have complied in all respects with every applicable federal, state, or local law, statute, and ordinance, and any rule, regulation, or order issued thereunder including, without limitation, the Servicing Requirements, the fair housing, anti-redlining, equal credit opportunity, truth-in-lending, real estate settlement procedures, fair credit reporting, and every other prohibition against unlawful discrimination in residential lending or governing consumer credit, and also including, without limitation, the Consumer Credit Reporting Act, Equal Credit Opportunity Act of 1975 and Regulation B, Fair Credit Reporting Act, Truth-in-Lending Law, in particular, Regulation Z as amended, the Flood Disaster Protection Act of 1973, the Real Estate Settlement Procedures Act of 1974 as amended, and state and local consumer credit codes and laws. The collection and all other practices of any Seller in connection with the origination or servicing of the Assets including, without limitation, the timing and manner of liquidation, are and have been reasonable and prudent and in compliance with all applicable laws. There has been no improper act or omission or, alleged improper act or omission, or material error by any Seller or any prior servicer or any employees, agent or representative of any of the foregoing, with respect to the servicing or any of the Assets which will have a material adverse effect on Purchaser or the value of the Servicing Rights to Purchaser. The Loan and other Asset documents being delivered to the Purchaser are adequate and sufficient to properly service the Assets in accordance with the standards set forth in the P&S Agreements or the Servicing Agreement, as applicable.

                  (r) The sale, transfer and assignment of the Servicing Rights by each Seller and the instruments required to be executed by such Seller and delivered in connection therewith pursuant to this Agreement, the Servicing Requirements, or other contractual provisions, are, or will be as of the Closing Date and related Purchase Date, executed, delivered, valid and enforceable in accordance with their terms, subject to bankruptcy and insolvency laws and the availability of equitable remedies and will effectively vest in the Purchaser good title to the Servicing Rights, free and clear of any and all liens, claims, or encumbrances. No Seller has previously assigned, transferred or encumbered the Servicing Rights and there no sub-servicing agreements exist with respect to the Assets other than as set forth on Schedule D(r). As of the Closing Date and related Purchase Date, there are no contracts affecting the Servicing Rights to which the Purchaser is or will be bound except as contemplated hereby, disclosed to the Purchaser in writing or caused to exist by the Purchaser nor shall any Seller enter into any such contracts following the Closing Date without the consent of the Purchaser, and no other party has any interest in the Servicing Rights or in the Assets except the applicable Owner or otherwise as contemplated hereby. Other than as set forth on Schedule D(r), none of the Loans are loans subject to interest rate subsidies or, except with respect to the Escrow Mortgage Loans, special escrow arrangements, or loans secured by manufactured housing that is not considered to be real estate under applicable state law or mobile homes.

                  (s) Neither any Seller nor any of its agents or affiliates has intentionally contacted or shall contact any Obligor for the purpose of inducing or encouraging the early prepayment or refinancing of the related Asset except for materially delinquent accounts or balloon loans within six (6) months of the balloon date and except for general solicitations not targeted specifically at the Obligors or groups of Obligors.

                  (t) With regard to each Loan for which there is an Escrow Account, all accounts for items which are required to be escrowed pursuant to the terms of such Loan, without limitation, all taxes and hazard insurance premiums, are current and all amounts which previously became due and owing have been paid, or escrow funds have been established in accordance with the terms of such Loan in amounts which the related Seller believes to be sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable or will be required to be paid to continue operating the related property in accordance with the terms of the related Loan documents; and to each Seller's best knowledge there are no other governmental assessments, water, sewer and municipal charges, leasehold payments or ground rents of any kind which are required to be escrowed under the related Loan documents or Metwest Servicing Requirements, and any such items are current and all amounts which previously became due and owing have been paid. All taxes, leasehold payments, governmental assessments, insurance premiums, water, sewer, municipal charges and common charges of condominiums or planned unit developments relating to the Loans have been paid by or on behalf of the related Seller to the extent of Escrow Payments made by the applicable Obligor with respect thereto or Advances as required by Metwest Servicing Requirements.

                  (u) To the extent required by the related Loan documents, all Mortgaged Properties with structures thereon are currently insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located (including, where required by applicable rules or regulations, flood insurance policies) pursuant to insurance policies in conformity with Metwest Servicing Requirements and in an amount at least equal to the outstanding principal balance of the applicable Loans or, where applicable, carry a sufficient amount of guaranteed replacement cost coverage. Schedule D(u) sets forth those improved Mortgage Properties for which the foregoing insurance is not required to be maintained under the related Loan documents or Servicing Requirements. Such insurance policies may be included in a blanket policy to the extent permissible under the applicable Metwest Servicing Requirements.

                  (v) Except as set forth in the P&S Agreements, none of the Servicing Rights are subject to recourse against the servicer for losses on liquidation of a Loan, or otherwise or any third party expenses such as attorney's fees and restoration expenses, or to repurchase obligations upon the occurrence of non-payment or other events.

                  (w) No Seller knows of any fact (other than facts of a general economic or political nature) which now or in the future is reasonably likely to have a material adverse effect on such Seller or the related Servicing Rights which has not been disclosed to the Purchaser herein.

                  (x) Each P&S Agreement delivered to the Purchaser on or prior to the Closing Date represents a true, correct, and complete copy of the original as it may have been amended. Each of the P&S Agreements is in full force and effect and has not been amended, modified, or altered, except to the extent that the Purchaser has been notified in writing prior to the Closing Date. Metwest is not a party to or subject to any agreement, stipulation, conditional approval, memorandum of understanding, notice of determination, consent decree, advisory settlement, compromise, litigation, or other agreement or understanding with any Owner, court or other governmental agency or body which seeks to modify, interpret or clarify or has the effect of modifying, interpreting, or clarifying any of the terms of the P&S Agreements or otherwise affects Metwest's servicing obligations and practices (including, without limitation, Metwest's escrow practices).

                  (y) Each Seller has performed all obligations to be performed under the related Metwest Servicing Requirements, no event of default or termination event with respect to Metwest has occurred under the related P&S Agreement, and no event has occurred and is continuing which, but for the passage of time or the giving of notice or both, would constitute with respect to Metwest an event of default or termination event under the related P&S Agreement. There has been no occurrence of any event with respect to Metwest, as Master Servicer or Servicer, that could obligate Metwest, as Master Servicer or Servicer, to repurchase any Loans or cause the termination of the Servicing Rights. Each Seller and any predecessor servicer has serviced the Assets and has kept and maintained complete and accurate books and records in connection therewith, all in accordance with the Metwest Servicing Requirements, the terms of the related Loan documents and applicable law, and each Seller has made all remittances required to be made by it.

                  (z) The dollar amount of Advances with respect to the Assets to be provided by any Seller to the Purchaser pursuant to this Agreement, will be true and correct as of the date given. Nothing has come to the attention of any such Seller that would lead such Seller to believe that any Advance is not recoverable pursuant to the related P&S Agreement or this Agreement.

                  (aa) No Uniform Commercial Code financing statements have been filed against any Seller concerning any Servicing Rights or any Advances, other than those filed in favor of the Purchaser in respect of the transactions contemplated by this Agreement.

                  (bb) All of the representations and warranties made by Metwest in the P&S Agreements are true and correct as of the related date set forth in such P&S Agreements.

                  Section 3.02.00 Certain Provisions Relating to each Seller's
                                  Representations and Warranties.

                  Each Seller agrees that the representations and warranties set forth in Section 3.01 shall survive the sale of the Servicing Rights to the Purchaser, the related Transfer Date, any resale thereof in whole or in part by the Purchaser and the delivery of each Asset File to the Purchaser and shall inure to the benefit of the Purchaser and its successors and any subsequent holder of the Servicing Rights or any of them.

                  Section 3.03.00 Representations and Warranties of the
                                  Purchaser.

                  The Purchaser makes the following representations, warranties and covenants to the Sellers, as of the Closing Date and each Purchase Date:

                  (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Purchaser has all requisite power and authority to own its properties and carry on its business as and where now being conducted. The Purchaser has all requisite power and authority to enter into this Agreement, and the agreements to which it is or will become a party as contemplated by this Agreement, and to carry out the transactions contemplated hereby.

                  (b) The execution and delivery by the Purchaser of this Agreement, and of the agreements to be entered into pursuant hereto, and the consummation of the transactions contemplated hereby have each been duly and validly authorized by all necessary action, and this Agreement and such other agreements constitute valid and legally binding agreements enforceable in accordance with their respective terms.

                  (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, constitute a default under or be prohibited by, or require any additional approval, waiver or consent under the Purchaser's charter or other agreement relating to its organization or any instrument or agreement to which it is a party or by which it is bound or any federal or state law, rule or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it, or to the Servicing Rights.

                  (d) There is no litigation or action at law or in equity pending, or, to its knowledge, threatened against the Purchaser and no proceeding or investigation of any kind is pending or, to its knowledge, threatened, by any federal, state or local governmental or administrative body, which could reasonably be expected to have a Material Adverse Effect.

                  (e) The Purchaser is qualified and has all necessary licenses, and shall use its best efforts to remain qualified and licensed, to service the Assets under the terms of the P&S Agreements and the Servicing Agreement. This section shall not in any way modify the Purchaser's obligation under the P&S Agreements and the Servicing Agreement.

                  (f) The Purchaser shall not solicit any Obligor for life insurance or annuity products or securities brokerage services except for general solicitations not targeted specifically at the Obligors or groups of Obligors.

                  (g) The Purchaser shall maintain such computer systems (hardware and software), experienced staff and facilities as is necessary to service the Assets.

                  Section 3.04.00 Certain Provisions Relating to the Purchaser's
                                  Representations and Warranties.

                  The Purchaser agrees that the representations and warranties set forth in Section 3.03 shall survive the sale of the Servicing Rights to the Purchaser, the related Transfer Date, any resale thereof in whole or in part by the Purchaser and the delivery of each Asset File to the Purchaser and shall inure to the benefit of the Sellers and their successors.

                                   ARTICLE IV

          CLOSING DATE AND TRANSFER DATE DELIVERIES AND ADMINISTRATION

                  Section 4.01.00 Documents, Schedules and Exhibits Required
                                  with Respect to the Closing Date.

                  (a) Each Seller, as applicable, shall deliver to the Purchaser on the Closing Date or such other date specified herein the following items, in such forms as are agreed upon and reasonably acceptable to the Purchaser:

                  (i) An executed Assignment and Assumption Agreement (with respect to the Securitized Portfolio, to be delivered on the related Purchase Date), Subservicing Agreement (with respect to Securitized Portfolio), Servicing Agreement (with respect to the Non-Securitized Portfolio), Agreement to Sell Servicing Rights (with respect to the Securitized and Non-Securitized Portfolios) and Advance Purchase Agreement (with respect to the Securitized and Non-Securitized Portfolios).

                  (ii) A Seller's Closing Certificate for each Seller.

                  (iii) A written opinion of counsel for each Seller as to the matters set forth in Exhibit 5.

                  (iv) On or before the related Transfer Date, a corporate resolution with respect to the Non-Securitized Portfolio, in form and substance acceptable to the Purchaser, appointing the Purchaser as attorney-in-fact for the Owners for the purpose of executing documents and processing and endorsing payments, all as may be reasonable and appropriate to effectuate the purposes of this Agreement.

                  (v) All of the consents required pursuant to Section 7.02 on or before the Closing Date or the related Purchase Date, as applicable.

                  (vi) All documents required to be delivered pursuant to
         Section 2.02 and Section 2.03 by the date specified therein.

                  (b) The Purchaser shall have delivered to the Sellers on the Closing Date or such other date specified herein the following items, in such forms as are reasonably acceptable to the Sellers:

                  (i) An executed Assignment and Assumption Agreement (with respect to the Securitized Portfolio, to be delivered prior to the related Purchase Date), Subservicing Agreement (with respect to the Securitized Portfolio), Servicing Agreement (with respect to the Non-Securitized Portfolio), Agreement to Sell Servicing Rights (with respect to the Securitized and Non-Securitized Portfolios) and Advance Purchase Agreement (with respect to the Securitized and Non-Securitized Portfolios).

                  (ii) A Purchaser's Closing Certificate.

                  (iii) A written opinion of counsel for the Purchaser as to the matters set forth in Exhibit 6.

                  Section 4.02.00 Documents and Schedules Required With Respect
                                  to the related Transfer Date.

                  Each Seller, as applicable, shall deliver or cause to be delivered on the dates specified herein, the following documents and files to the Purchaser:

                  (a) Each Seller shall deliver to the Purchaser the documents and files and perform any other obligations specified in the Transfer Instructions by the dates specified therein.

                  (b) On or prior to the applicable Transfer Date, each Seller shall deliver to the Purchaser the copy of the notice to any sub-servicer that the sub-servicer is being terminated as servicer on or prior to the related Transfer Date and such Seller shall pay all costs associated with such termination, provided, however, that the escrow companies handling payments and loan documents with respect to the Escrow Mortgage Loans shall not constitute sub-servicers.

                  (c) On or prior to the applicable Transfer Date, each Seller shall have made all payments of taxes and insurance and other escrow items for which such Seller has received a bill or invoice ten (10) days prior to such Transfer Date to the extent escrow is provided under the related Loan documents. The related Seller shall reimburse the Purchaser for any penalties or costs incurred due to non-payment of tax, insurance or other escrow items as a result of such Seller's failure to perform as provided in this subsection (c). Advances of tax, insurance payments and escrow payments, and advances of principal and interest shall be reimbursed to the related Sellers as provided in
Section 2.02. Upon the termination of any force-placed insurance maintained by a Seller, such Seller shall promptly refund the related Escrow Accounts for unearned premiums.

                  (d) Each Seller shall provide to the Purchaser a reasonable time prior to the related Transfer Date records as may be reasonably requested by the Purchaser for the Purchaser to review the accounting status of the Assets; such records shall include, but, shall not be limited to, the monthly remittance reports for the Securitized Portfolio delivered to the related Owner for at least the previous six months.

                  (e) Each Seller, as applicable, shall have furnished the Purchaser with the following additional information and documents not later than the applicable Transfer Date, except where otherwise specified:

                  (1) On or prior to the applicable Transfer Date, a wire transfer, or at the Purchaser's option, a check, payable to the Purchaser, in trust for the applicable Owner and/or Obligors in an amount equal to the outstanding balances identified on the Loan records in full payment of all funds held or due in the applicable Escrow Accounts and any unremitted principal or interest net of any amounts permitted pursuant to subsection (c) herein. These funds must be received by the applicable Transfer Date. Each Seller shall exclude from the funds to be transferred pursuant to this subsection (e) all remittances due to the related Owners for the period through the applicable Transfer Date, which shall be paid by such Seller;

                  (2) A copy of each Seller's system trial balance in electronic format mutually agreed to by each such Seller and the Purchaser as of the applicable Transfer Date, which shall include, without limitation, as to each Asset: (i) the loan or asset number, (ii) the next due date, (iii) the principal balance thereof, (iv) the escrow balance, (v) the Scheduled Payment and (vi) comprehensive tax and insurance information for the Asset, identifying payee, payee address, next payment due date, next amount payable and policy/parcel number; this copy trial balance must be received by the Purchaser by the fifth Business Day after such Transfer Date;

                  (3) The Asset File for each Asset, which files shall be shipped by the Sellers no later than the related Transfer Date for delivery within five (5) Business Days of such Transfer Date;

                  (4) Trial balances and reconciliations for each Pool for each month for at least the last six months as reasonably available and to the extent reasonably necessary to and requested by the Purchaser, up to the month immediately prior to the month of transfer;

                  (5) Complete principal and interest, tax, and insurance bank account reconciliations as of the end of the calendar month immediately preceding the applicable Transfer Date; provided, however, that if such Transfer Date is prior to the 15th day of the month such information will be provided by the 15th day of the month after the applicable Transfer Date;

                  (6) The loan escrow analysis for each Loan to the extent such loan escrow analysis is reasonably necessary to and requested by the Purchaser within a reasonable timeframe;

                  (7) Foreclosure and bankruptcy files and collection records, including collection cards, default letters, demand letters, payment plans and other forbearance agreements, and property inspections for each Asset as required by Servicing Requirements, which may be delivered in electronic format agreed to by the Sellers and the Purchaser;

                  (8) With respect to the Securitized Portfolio, a copy of any available Custodial File certification executed by the related Trustee or Custodian on each Pool and related exception and tracking reports; and

                  (9) With respect to an Asset for which the Obligor is in bankruptcy, the related Seller shall provide the Purchaser with the following information prior to the applicable Transfer Date: attorney name, address and phone number, foreclosure status, bankruptcy status and bankruptcy case number, filing date and chapter. In addition, such Seller shall notify the bankruptcy trustee with respect to the Loan of the change in servicer from such Seller (or a sub-servicer) to the Purchaser and shall provide the Purchaser with copies of such notices.

                  (f) All records delivered or transferred to the Purchaser shall be clearly identified, and in loan/asset number order. All boxes shall be sequentially labeled and contain a complete listing of Asset Files therein. The Sellers shall provide the Purchaser a summary schedule reflecting Asset Files therein and exceptions thereto and the Purchaser shall sign and return one copy of the summary schedule.

                  (g) No later than five (5) Business Days after the applicable Transfer Date, a transfer tape showing for each Asset the due date of the Scheduled Payment and the paid-to date as of such Transfer Date;

                  (h) No later than five (5) Business Days after the applicable Transfer Date, a copy of the payment history and escrow analysis in electronic format (or hard copies for the period prior to July 1992) for each Asset from the time after a Seller became the servicer of such Asset.

                  (i) No later than ten (10) Business Days after the applicable Transfer Date, a certification from each Seller that either (1) with respect to Loans as to which such Seller maintains escrows for such items, all real estate and property taxes have been paid on all related Mortgaged Properties for which such taxes are payable prior to such Transfer Date or (2) otherwise, such Seller has received no notice of delinquent taxes or will provide the Purchaser with a list of Loans with delinquent taxes.

                  (j) No later than ten (10) Business Days after the applicable Transfer Date, certification from each Seller that either (1) with respect to Loans as to which such Seller maintains escrows for such items, all Insurance Policy premiums have been paid on all properties which premiums are due ten (10) days prior to such Transfer Date or (2) otherwise, such Seller has received no notice of cancelled policies and will provide the Purchaser with a list of Loans for which it has received notice of taxes due.

                  (k) Prior to the applicable Transfer Date, the Sellers will assign and transfer their transferable life-of-loan tax service contract with First American Real Estate Tax Service, Inc. for each Mortgage Loan to the Purchaser at no cost or expense to the Purchaser. If such contract is not transferred to the Purchaser with respect to any Mortgage Loan, the Purchaser shall have the right to purchase such a contract from a vendor of its choice and the related Seller shall reimburse the Purchaser for the cost thereof. In addition, the Sellers will transfer and assign to the Purchaser any life-of-loan flood zone determination tracking contracts currently in existence with respect to the Mortgage Loans. If such contract is not currently in place or is otherwise not transferred to the Purchaser with respect to a Mortgage Loan, then the Purchaser will have no obligations under this Agreement or the Servicing Agreement to maintain or track flood insurance with respect to any such Mortgage Loan in the Non-Securitized Portfolio.

                  (l) On or before the applicable Transfer Date, a list of all related Loans that are on an automatic clearing house program, including loans number, withdrawal amount, withdrawal date, account number, and all other similar information.

                  (m) On or before the applicable Transfer Date, all unexpired payoff quotes including date of quote, amount of quote and all other relevant information.

                  (n) On or before the applicable Transfer Date, a list of all related Assets with open or pending disputes, including loan number and a summary of the dispute, with the complete information and documentation regarding the dispute included in the related Asset File.

                  (o) The Sellers shall promptly notify the Purchaser following the receipt of any insufficient funds notices received with respect to any checks received from Obligors and the Purchaser shall reimburse the related Seller for amounts advanced by such Seller with respect to such amounts.

                  Section 4.03.00 Notice Letters of Transfer.

                  Prior to the applicable Transfer Date, unless otherwise agreed by the parties, the Sellers shall, at the Sellers' expense, notify each Obligor of the transfer of the Servicing Rights and instruct the Obligor to remit all Scheduled Payments and all tax and insurance notices to the Purchaser after such Transfer Date. Such letters shall be mailed on such date and be in such form as is reasonably acceptable to the Sellers and the Purchaser. The Sellers shall exchange copies of the "hello-goodbye" letters with the Purchaser prior to mailing such letters and the Sellers and the Purchaser shall cooperate on a joint mailing program for notification to the Obligors. The Sellers shall also, at Seller's expense, notify any Custodian and, with respect to any Mortgage Loans with Escrow Accounts, any insurance companies and/or agents, that the Servicing Rights are being transferred and instruct such entities to deliver all payments, notices, and insurance statements to the Purchaser after the applicable Transfer Date. Such notices shall instruct such entities to deliver, from and after the applicable Transfer Date, all applicable payments, notices, bills, statements, records, files and other documents to the Purchaser. All such notices sent to hazard, flood, earthquake, private mortgage guarantee (such notice only required to the extent the mortgage insurance premium not fully paid at closing) and other insurers shall comply with the requirements of the applicable master policies and shall instruct such insurers to change the mortgagee clause to "Ocwen Federal Bank FSB, as servicer for the mortgagee, its successors and assigns" or as otherwise required under applicable Servicing Requirements. The Sellers shall be responsible for the cost of preparing and delivering all notices described in this Section and shall provide the Purchaser with a copy of the form of each notice used by the Sellers to comply with this Section.

                  Section 4.04.00 Statements.

                  The Sellers shall provide each Obligor with an annual year-end statement in accordance with the P&S Agreements or the Servicing Agreement, as applicable, and Internal Revenue Service or Treasury Department regulations. Such statement shall reflect the status of the related Asset up to and including the applicable Transfer Date. The Purchaser shall not have any responsibility for providing such information for the period of time the Asset was serviced by the Sellers. The Sellers shall not have any responsibility for providing such information for the period of time the Loan was serviced by the Purchaser.

                  Section 4.05.00 Payments and Notices Received After the
                                  Transfer Date.

                  The Sellers and the Purchaser acknowledge that, during the seventy-five (75) day period after the applicable Transfer Date, all funds received in connection with the Assets, including, but not limited to, tax, insurance, principal, interest and all other types of payments, including, without limitation, mortgage guaranty or mortgage insurance payments, insurance loss drafts and tax refunds, are to be immediately paid over to the Purchaser without offset or deduction. The Purchaser shall be entitled to the service fees and other servicing related income on all such payments. During such seventy-five (75) day period such funds shall be identified by the related Seller's loan or asset numbers and shall be immediately transferred to the Purchaser at such Seller's expense by overnight courier, for next Business Day delivery, at the address for notices to the Purchaser. In addition, each Seller shall deliver or cause to be delivered to the Purchaser, as promptly as practicable after receipt by such Seller, copies of all correspondence received from any Owner or any Obligor or otherwise relating to any Assets. Following such seventy-five (75) day period, all such funds and correspondence shall be returned to the sender with a letter of explanation a copy of which letter shall be sent to the Purchaser. Each Seller hereby covenants and agrees that it shall maintain such staff and facilities during such seventy-five (75) day period that are sufficient to perform all of such responsibilities

                  Section 4.06.00 Service Bureau Cooperation.

                  Each Seller will cause its service bureau and/or EDP department to cooperate with the Purchaser, and each Seller will provide a test tape, trial tape, and an accurate conversion tape containing all history maintained by the service bureau from (i) the origination of any Assets if such Asset was originated by such Seller or an affiliate or (ii) the date of transfer of servicing of any Assets to such Seller, until the applicable Transfer Date, Pool and loan or asset information as of such Transfer Date so as to complete the conversion of all loan/asset, Pool, and security information recorded on an EDP to EDP basis, or such other basis as may reasonably be requested by the Purchaser, including the information set forth in Section 4.02. Such tapes shall be provided to the Purchaser in accordance with Section 4.02.

                  Section 4.07.00 Missing Social Security Number; Forms W-8 or
                                  W-9.

                  Each Seller will provide a report satisfactory in form and content to the Purchaser to substantiate compliance with Internal Revenue Service and other applicable Treasury Department regulations and requirements applicable to reporting of interest and obtaining Social Security numbers in respect of Assets serviced by such Seller for the period prior to the applicable Transfer Date. Each Seller also agrees to provide the certification of an authorized officer that the Seller has complied with all Internal Revenue Service ("IRS") and U.S. Treasury Department requirements for due diligence in obtaining and maintaining tax identification numbers for each Asset transferred. In addition to the foregoing, each Seller agrees to reimburse the Purchaser for any and all penalties incurred because of Internal Revenue Service and, or, Treasury Department requirements for any missing tax numbers and forms incurred as a result of infractions prior to the applicable Transfer Date. The Purchaser agrees that if it is notified by the IRS or other taxing authority of a potential penalty to be paid by a Seller hereunder, the Purchaser will notify such Seller and permit such Seller a reasonable opportunity to resolve the issue with the IRS/taxing authority to either obtain an abatement or pay the fine.

                  The Purchaser will forward all government forms it receives that report income on lotteries to the related Seller in accordance with the terms of the Servicing Agreement.

                  Section 4.08.00 Access to Information.

                  Upon reasonable prior notice to a Seller, such Seller shall afford reasonable cooperation to the Purchaser and its counsel, accountants and other representatives in providing reasonable access during normal business hours throughout the period prior to a Transfer Date, to the Asset Files and all of such Seller's files, books and records relating to the related Assets, the Advances, and Servicing Rights; provided, however, that such Seller shall be entitled to take reasonable and appropriate actions to assure that the Purchaser maintains, and the Purchaser hereby agrees to maintain, the confidentiality of the names and addresses of the Obligors under the related Assets and all non-public information obtained in such investigation that could reasonably be construed to be of a confidential or proprietary nature, and such Seller shall provide the Purchaser with access to and reasonable cooperation with its officers and employees. The Purchaser and its representatives and affiliates shall treat as confidential all information obtained in such investigation and not otherwise in the public domain.

                  Section 4.09.00 Transfer Expenses.

                  Except as provided below, the Sellers shall pay for all costs relating to transfer of the Servicing Rights including, without limitation, all costs of insured delivery to Purchaser of all of the Asset Files to the Purchaser, all costs in connection with preparing, obtaining and delivering the documents, consents, approvals, reports and schedules specified in Section 2.03(a), Section 4.01 and Section 4.02, and all costs related to preparing, obtaining and delivering such documents as are necessary to transfer the Servicing Rights and effect the principal transfer of servicing to the Purchaser, including but not limited to, the Real Estate Settlement Procedures Act and to obtain any required final certification or recertification of the Custodial Files with respect to the Loans in the Securitized Portfolio. The Purchaser shall not be responsible for any fees or expenses of any Custodian or Trustee or for any costs in preparing or recording Assignments of Mortgage. Except as otherwise provided in this Agreement, the Sellers and the Purchaser shall each bear their own expenses incurred in connection with the transactions contemplated by this Agreement.

                  Section 4.10.00 Purchaser to Service Pursuant to P&S
                                  Agreements and Servicing Agreement.

                  On the applicable Purchase Date, and subject to the satisfaction or waiver of all of the conditions of the Sellers set forth herein, all of the Sellers' rights and obligations with respect to the Servicing Rights shall be transferred to the Purchaser. Subject to Section 6.01, from and after the applicable Purchase Date, the Purchaser shall assume the Servicing Rights and be responsible for assuring that the Assets are serviced in accordance with the Servicing Requirements and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration that the Purchaser may deem necessary or desirable, consistent with the terms of this Agreement and the Servicing Requirements.

                  Section 4.11.00 Document Deficiencies.

                  Within forty-five (45) days following the applicable Transfer Date, the Purchaser shall deliver to Metropolitan, on behalf of the Sellers, the list of servicing-related documents which have not been previously delivered to the Purchaser or its designee and shall notify Metropolitan, on behalf of the Sellers, of any errors with respect to the reconciliation statements provided to the Purchaser (each such servicing document deficiency or reconciliation statement error, a "Servicing Document Deficiency"). The Purchaser shall not have any responsibility to cure or correct any documentary or collateral defects with respect to any Custodial File, including but not limited to the preparation and recordation of Assignments of Mortgage. However, the Purchaser will not suspend its servicing of any Asset with a Servicing Document Deficiency and will notify Metropolitan, on behalf of the related Seller, of any such Servicing Document Deficiency within five (5) Business Days of Purchaser's determination that servicing of the Asset cannot continue without the missing documentation. In the event that such Seller does not cure the Servicing Document Deficiency, the Purchaser shall attempt to cure such deficiency at such Seller's expense. In the event that the Purchaser incurs any out-of-pocket costs in attempting to cure or correct such defects, the Purchaser shall be reimbursed for such costs by the related Seller.

                                    ARTICLE V

                                    REMEDIES

                  Section 5.01.00 Indemnification.

                  (a) Each Seller shall indemnify and hold the Purchaser and its successors and assigns harmless from, and will reimburse the Purchaser and its successors and assigns for, all material losses, liabilities, damages, penalties, fines, forfeitures, deficiencies, claims, judgments or other costs or expenses (including attorney's fees and related costs) actually incurred by the Purchaser (excluding, however, punitive damages, exemplary damages and loss of profit damages) to the extent that such loss, damage, deficiency, claim or expense results from:

                  (i) Any non-compliance by such Seller with the Metwest Servicing Requirements existing on or prior to the applicable Transfer Date, whether or not such defects are subsequently discovered;

                  (ii) Acts or omissions of such Seller or prior servicers with respect to the Servicing Rights or in servicing any of the Assets occurring prior to the applicable Transfer Date, or otherwise in breach of such Seller's obligations under this Agreement or any P&S Agreement, or applicable laws or regulations, including, without limitation, incomplete or erroneous loan documentation, fraud by such Seller or the originator in the origination of an Asset, improper escrow disbursements, misapplied payments or claims not covered by insurance;

                  (iii) A material breach of such Seller's representations, warranties or covenants contained in Section 3.01; or

                  (iv) Any Servicing Document Deficiencies or incomplete Asset Files.

                  (b) The Purchaser shall indemnify and hold each Seller and its successors and assigns harmless from, and will reimburse such Seller and its successors and assigns for, all material losses, liabilities, damages, penalties, fines, forfeitures, deficiencies, claims, judgments or other costs or expenses (including attorney's fees and related costs) actually incurred by such Seller (excluding, however, punitive damages, exemplary damages and loss of profit damages) to the extent that such loss, damage, deficiency, claim or expense results from:

                  (i) Any non-compliance by the Purchaser with the Servicing Requirements following the applicable Transfer Date, whether or not such defects are subsequently discovered;

                  (ii) Acts or omissions of the Purchaser with respect to the Servicing Rights or in servicing any of the Assets occurring after the Transfer Date, or otherwise in breach of the Purchaser's obligations under this Agreement, the Servicing Agreement or any P&S Agreement, or applicable laws or regulations, including, without limitation, incomplete or erroneous loan documentation, fraud by the Purchaser with respect to improper escrow disbursements, misapplied payments or claims not covered by insurance; or

                  (iii) A material breach of the Purchaser's representations and warranties contained in Section 3.02 of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this
Section 5.01 (an "Indemnified Party") of notice of the commencement of any such action, such indemnified party will notify the Indemnifying Party in writing of the commencement thereof if a claim in respect of such action is to be made against the Indemnifying Party under this Section 5.01 (an "Indemnifying Party"), but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability hereunder unless such omission materially prejudices the rights and positions of the Indemnifying Party. If any such action is brought against an Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and to assume the defense thereof, with counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under this
Section 5.01 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of such action; provided, however, that if the defendants in any such action include both one or more Indemnified Parties and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to defend such legal action on its behalf (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel appointed by the Indemnified Party) and, provided, further, that this sentence shall not be in effect if (i) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (ii) the Indemnifying Party shall have authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. If the Indemnifying Party assumes the defense of any such proceeding, it shall be entitled to settle such proceeding with the consent of the Indemnified Party that is also subject to such proceeding or, if such settlement provides for release of the Indemnified Party in connection with all matters relating to the proceeding which have been asserted against the Indemnified Party in such proceeding by the other parties to such settlement, without the consent of the Indemnified Party.

                  (d) Notwithstanding any provision in this Agreement to the contrary, in no event shall the Purchaser have any responsibility or liability for the performance of the residual securities relating to the Securitized Portfolio.

                                   ARTICLE VI

                         INTERIM SERVICING REQUIREMENTS

                  Section 6.01.00 Metwest to Act as Subservicer During Interim
                                  Period.

                  (a) The Sellers and the Purchaser mutually acknowledge that it is impracticable for the Purchaser immediately to perform the Servicing Requirements as of the

Closing Date and that a period of time from the Closing Date to the applicable Transfer Date (as to any Servicing Rights and Servicing Requirements, the "Interim Period") may be required for the Purchaser directly to assume and perform the physical tasks of such servicing. Metwest will interim service the Assets as subservicer during the Interim Period in accordance with Metwest Servicing Requirements. During the Interim Period, Metwest shall be entitled to a monthly subservicing fee equal to 1/12 of 0.35% of the outstanding principal balance (determined as of the first day of the related calendar month) of the Assets then being subserviced by Metwest (the "Subservicing Fee"), which fee shall be payable out of the Servicing Fee and shall be pro-rated for any partial month. Notwithstanding anything in this Agreement to the contrary, Metwest shall make all remittances and comply with all reporting requirements during the Interim Period, including but not limited to funding all Advances required to be made in accordance with the Metwest Servicing Requirements. Metwest and the Purchaser mutually agree that no later than five (5) Business Days after the end of each calendar month during the Interim Period, Metwest shall deliver to the Purchaser all Servicing Fees received during the Interim Period, less the Subservicing Fee which may be retained by Metwest. In addition, Metwest will remit to the Purchaser on the applicable Transfer Date all Ancillary Income due to the Purchaser with respect to the related Assets that has been received since the Cut-off Date and not previously remitted to the Purchaser, provided, however, that notwithstanding any provision in this Agreement to the contrary, Ancillary Income during the Interim Period will be deemed to equal a computed sum equal to the sum of the product of 1/12 of 8.8 basis points multiplied by the outstanding balance of the Assets as of the first day of the month in which such Ancillary Income is received, which amount shall be pro-rated for any partial month and for the transfer of any Assets on the applicable Transfer Date.

                  (b) In the event Metwest makes any Advances during the Interim Period pursuant to Section 6.01(a), the Purchaser shall reimburse Metwest for such Advances in the same manner and to the same extent as provided for under
Section 2.02, with 90% of such Advances to be reimbursed on the applicable Transfer Date for such Assets and the remaining 10% to be reimbursed within fifteen (15) Business Days following such Transfer Date.

                  (c) It is the express intent hereunder of the parties hereto that the Sellers shall have no rights whatsoever in respect of any and all reimbursements in respect of Advances reimbursed by the Purchaser pursuant to this Agreement. However, in the event that, notwithstanding the intent of the parties hereto, any rights to reimbursement in respect of Advances made by the Purchaser hereunder are determined to belong, in whole or in part, to the Sellers, then the Sellers hereby unconditionally assign, transfer and otherwise convey to the Purchaser all of their right, title and interest, in, to and under such rights to reimbursement in respect to Advances reimbursed by the Purchaser, whether now existing or hereafter created or arising from time to time with respect thereto, and all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the Uniform Commercial Code) thereof.

                  Section 6.02.00 Limitations on Interim Servicing.

                  From and after the applicable Purchase Date, the sole and exclusive ownership of the related Servicing Rights shall vest in the Purchaser. The possession of all Loan Files and other books, records, accounts and funds by the Sellers or its agents following the related Purchase Date is solely in a fiduciary capacity for and at the will of the Purchaser, subject to any rights of the related Owners.

                  Section 6.03.00 Servicing Platform.

                  The term "Servicing Platform" includes the following:

                  (a) all or a sufficient portion of Metwest's current office space in Spokane, Washington;

                  (b) sufficient computer equipment and related accessories and facilities used as of the Closing Date in connection with the servicing of the Assets;

                  (c) sufficient computer software, including all enhancements thereof being operated on the computer equipment necessary for the servicing of the Assets;

                  (d) sufficient consultants and support staff with respect to the computer hardware and software operated as of the Closing Date in connection with the servicing of the Assets;

                  (e) sufficient furniture and fixtures and other equipment used necessary for the servicing of the Assets; and

                  (f) sufficient number of Metwest's employees to service the Assets in accordance with the requirements of law and the Servicing Requirements.

                  Metwest represents and warrants to the Purchaser that the Servicing Platform is adequate and sufficient for the Purchaser to perform all of Metwest's obligations as subservicer during the Interim Period.

                  The obligations and performance of the Purchaser under this Agreement are conditioned upon and subject to Metwest maintaining the Servicing Platform for the period commencing on the Closing Date and continuing thereafter through and including the applicable Transfer Date. The Purchaser will receive all servicing revenues from the P&S Agreement and the Servicing Agreement for this period including without limitation, all Servicing Fees and Ancillary Income in accordance with, and subject to, Section 6.01. The Sellers agrees that the Purchaser shall assume no obligations or liabilities and shall not become responsible for the performance or satisfaction of any obligations or liabilities with respect to or arising out of the Servicing Platform.

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

                  Section 7.01.00 Publicity.

                  As soon as practicable after the Closing Date, a joint press release, in such form as mutually agreed by the parties hereto, may be issued by the parties hereto. No other publicity regarding the transactions contemplated by this Agreement shall be made without the prior written approval of the parties hereto, except as may be required by applicable law upon the advice of counsel.

                  Section 7.02.00 Consents.

                  (a) The purchase and sale of the Servicing Rights relating to the Securitized Portfolio is subject to Metwest obtaining at its sole expense all necessary amendments to the P&S Agreements and the consent of the Trustee and the certificateholders under the related P&S Agreements to such amendments prior to the related Purchase Date. The Purchaser shall cooperate with Metwest in effecting such amendments and obtaining such consents and shall timely respond to all reasonable requests concerning the Purchaser and its business operations in connection therewith. Metwest shall notify the Purchaser in writing immediately upon the execution of such amendments and delivery of the requisite consents and Metwest shall provide a copy of each such amendment and consents to the Purchaser.

                  (b) Metwest shall obtain any consent letters not provided for in subsection (a) above and provide any notice letters that are required with respect to any Rating Agency, Custodian or other third party prior to the related Purchase Date or Transfer Date, as applicable, at its sole expense with respect to any Loan in the Securitized Portfolio.

                  Section 7.03. REO Resales.

                  So long as Metwest or any affiliate owns the residual economic interest in any Pool within the Securitized Portfolio, the Purchaser and Metwest agree to cooperate in allowing Metwest an opportunity to provide financing and/or resale advice, including but not limited to determination of sale price and marketing method, in connection with REO Properties relating to such series; provided, however, that in no event shall the Purchaser have any obligation to take any action that would be inconsistent with the Servicing Requirements.

                  Section 7.04. Imaged Asset Files.

                  The Purchaser shall make available to Metropolitan, on behalf of the Sellers, on-line access to the Purchaser's servicing system for purposes of certain servicing data with respect to the Assets. In addition, in the event the Purchaser images documents contained in the Asset Files, the Purchaser agrees to make available to Metropolitan on-line access to such imaged documents to the extent such access is readily available. Metropolitan shall be responsible for software and hardware costs necessary for Metropolitan to access such on-line information. In no event shall the Purchaser be obligated to make the foregoing on-line access to information available to the extent not permitted by law or otherwise inconsistent with the Servicing Requirements.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.01.00 Amendment.

                  This Agreement may be amended from time to time by the Purchaser and the Sellers only by written agreement signed by the Purchaser and the Sellers.

                  Section 8.02.00 Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

                  Section 8.03.00 Notices.

                  All notices or other communications hereunder shall be in writing and shall be deemed to have been given and received: (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail return receipt requested, postage prepaid seven (7) Business Days after deposit in the U.S. Mail; (b) at 5:00 p.m. local time on the business day following dispatch if sent by a nationally recognized overnight courier; or
(c) upon completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provided immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

                  If to the Purchaser:

                           Ocwen Federal Bank FSB
                           The Forum, Suite 1002
                           1675 Palm Beach Lakes Blvd.
                           West Palm Beach, Florida 33401
                           Attention:  Secretary
                           Facsimile Number:  (561) 682-8177
                           Confirmation Number:  (561) 682-8517

                  If to the Sellers:

                           [Name of Seller]
                           c/o Metropolitan Mortgage & Securities Co., Inc. 601 West First Avenue
                           Spokane, Washington  99201
                           Attention:  Legal Department
                           Facsimile Number:  (509) 835-2758
                           Confirmation Number:  (509) 838-3111

                  Section 8.04.00 Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 8.05.00 General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  Section 8.06.00 Reproduction of Documents.

                  This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 8.07.00 Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument. It shall not be necessary in making proof of this Agreement or any counterpart thereof to produce or account for any other counterpart.

                  Section 8.08.00 Entire Agreement, Successors and Assigns.

                  Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties hereto and supersedes all rights and prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement (A) is in writing and (B) is approved by either the board of directors or the loan committee of the Sellers and the authority for such approval is reflected in the minutes of said board or committee. This Agreement shall not be assignable in whole or in part by the Sellers or the Purchaser. This Agreement and any rights, remedies, obligations or liabilities under or by reason of the Agreement shall inure to the benefit of and be binding on the parties hereto or their respective successors and permitted assigns.

                  Section 8.09.00 Intention of the Parties

                  It is the intention of the parties that the Sellers are selling, and the Purchaser is purchasing, only the Servicing Rights to the Assets and not any interest in the Assets themselves. The parties intend that the sale and transfer herein contemplated constitute a sale of the Servicing Rights, conveying good title thereto free and clear of any liens and encumbrances, from the Sellers to the Purchaser and that such property not be part of any Seller's estate or property of any Seller in the event of any insolvency by any Seller. In the event that such conveyance is deemed to be, or to be made as security for, a loan the parties intend that each Seller shall be deemed to have granted and does hereby grant to the Purchaser a valid security interest in all of such Seller's right, title and interest in and to the Servicing Rights and that this Agreement shall constitute a security agreement under applicable law. The Sellers agree that from time to time, at its expense, it shall promptly execute and deliver all additional instruments and documents and take all additional action that the Purchaser may reasonably request in order to perfect the interests of the Purchaser in, to and under, or to protect, the Servicing Rights or to enable the Purchaser to exercise or enforce any of its rights or remedies hereunder. To the fullest extent permitted by applicable law, the Purchaser and its successors and assigns shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without any Seller's signature in such cases where a Seller is obligated hereunder or under the relevant Uniform Commercial Code to sign such statements, amendments or assignments if, after written notice to such Seller, such Seller shall have failed to sign such continuation statements, amendments or assignments within five (5) Business Days after receipt of such notice from the Purchaser.

                  Section 8.10.00 Brokerage Commissions.

                  The Purchaser and the Sellers represent, each to the other party hereto, that it has dealt with no broker in connection with the transactions contemplated by this Agreement who is entitled to a commission or fee payable by the other party hereunder and each party shall indemnify the other party against any claims for brokerage commissions based solely on such party's own acts.

                  Section 8.11.00 Further Assurances.

                  From time to time prior to the related Transfer Dates, the Purchaser and the Sellers shall furnish to the other such reports, information or documentation supplementary to the information contained in the documents and schedules delivered pursuant hereto and deliver such reports as may reasonably be requested by the Purchaser or the Sellers, as applicable, and as are reasonably normal and customary in the servicing industry for like assets, and the Purchaser and the Sellers shall afford reasonable cooperation each to the other both prior to and following the Transfer Dates.

                  The Sellers and the Purchaser will each, at the request of the other, execute and deliver to each other all such other instruments or documentation that either may reasonably request in order to perfect the transfer, assignment and delivery to the Purchaser of the Servicing Rights and the consummation of the agreements hereunder, the assumption by the Purchaser of the Servicing Requirements, and the release of the Sellers from the Servicing Requirements.

                  IN WITNESS WHEREOF, the parties have caused this Servicing Rights Purchase Agreement to be executed by their duly authorized officers as of the date first above written.

                                OCWEN FEDERAL BANK FSB
                                (Purchaser)

                                By: /s/ RICHARD DELGADO
                                   ---------------------------------------------
                                Name: Richard Delgado
                                     -------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------


                                METWEST MORTGAGE SERVICES, INC.
                                (Seller)

                                By: /s/ C. PAUL SANDIFUR, JR.
                                   ---------------------------------------------
                                Name: C. Paul Sandifur, Jr.
                                     -------------------------------------------
                                Title: President
                                      ------------------------------------------


                                METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                                (Seller)

                                By: /s/ C. PAUL SANDIFUR, JR.
                                   ---------------------------------------------
                                Name: C. Paul Sandifur, Jr.
                                     -------------------------------------------
                                Title: President
                                      ------------------------------------------


                                WESTERN UNITED LIFE ASSURANCE COMPANY
                                (Seller)

                                By: /s/ C. PAUL SANDIFUR, JR.
                                   ---------------------------------------------
                                Name: C. Paul Sandifur, Jr.
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------


                                SUMMIT SECURITIES, INC.
                                (Seller)

                                By: /s/ TOM TURNER
                                   ---------------------------------------------
                                Name: Tom Turner
                                     -------------------------------------------
                                Title: President
                                      ------------------------------------------

                                OLD STANDARD LIFE INSURANCE COMPANY
                                (Seller)

                                By: /s/ TOM TURNER
                                   ---------------------------------------------
                                Name: Tom Turner
                                     -------------------------------------------
                                Title: Vice President Secretary Treasurer
                                      ------------------------------------------


                                OLD WEST ANNUITY AND LIFE INSURANCE COMPANY
                                (Seller)

                                By: /s/ TOM TURNER
                                   ---------------------------------------------
                                Name: Tom Turner
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                   SCHEDULE A

                       SECURITIZED PORTFOLIO LOAN SCHEDULE
                              (SEGREGATED BY POOL)



                            [Electronic Copy on File]

                                   SCHEDULE B

                    NON-SECURITIZED PORTFOLIO ASSET SCHEDULE


                            [Electronic Copy on File]

                                  SCHEDULE B-1

                         METWEST NON-SECURITIZED ASSETS


                            [Electronic Copy on File]

                                  SCHEDULE B-2

                       METROPOLITAN NON-SECURITIZED ASSETS


                            [Electronic Copy on File]

                                  SCHEDULE B-3

                         WESTERN NON-SECURITIZED ASSETS


                            [Electronic Copy on File]

                                  SCHEDULE B-4

                          SUMMIT NON-SECURITIZED ASSETS


                            [Electronic Copy on File]

                                  SCHEDULE B-5

                       OLD STANDARD NON-SECURITIZED ASSETS


                            [Electronic Copy on File]

                                  SCHEDULE B-6

                         OLD WEST NON-SECURITIZED ASSETS


                            [Electronic Copy on File]

                                   SCHEDULE C


                          ESCROW MORTGAGE LOAN SCHEDULE

                                   SCHEDULE D

                              DISCLOSURE SCHEDULES


                                    [Omitted]

                                    EXHIBIT 1

                    LIST OF POOLING AND SERVICING AGREEMENTS

1.       Series 1996-1

         Pooling and Servicing Agreement, dated as of April 1, 1996, by and among Metropolitan Mortgage & Securities Co., Inc., among others, as Sellers, Tryon Mortgage Funding, Inc., as Sponsor, Spokane Mortgage Co., as Master Servicer and The Bank of New York, as Trustee.

2.       Series 1996-A

         Pooling and Servicing Agreement, dated as of November 1, 1996, by and among Metropolitan Mortgage & Securities Co., Inc., among others, as Sellers, Metropolitan Asset Funding, Inc., as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

3.       Series 1997-A

         Pooling and Servicing Agreement, dated as of August 1, 1997, by and among Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Servicer and The Bank of New York, as Trustee and Back-up Servicer.

4.       Series 1997-B

         Pooling and Servicing Agreement, dated as of September 1, 1997, by and among Metropolitan Mortgage & Securities Co., Inc., among others, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee, as amended by Amendment No. 1.

5.       Series 1998-A

         Pooling and Servicing Agreement, dated as of April 1, 1998, by and among Metropolitan Mortgage & Securities Co., Inc., among others, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

6.       Series 1998-B

         Pooling and Servicing Agreement, dated as of November 1, 1998, by and among Metropolitan Mortgage & Securities Co., Inc., among others, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

7.       Series 1999-A

         Pooling and Servicing Agreement, dated as of March 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

8.       Series 1999-B

         Pooling and Servicing Agreement, dated as of August 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

9.       Series 1999-C

         Pooling and Servicing Agreement, dated as of October 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

10.      Series 1999-D

         Pooling and Servicing Agreement, dated as of November 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

11.      Series 2000-A

         Pooling and Servicing Agreement, dated as of March 1, 2000, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

12.      Series 2000-B

         Pooling and Servicing Agreement, dated as of September 1, 2000, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metwest Mortgage Funding, Inc., as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

                                    EXHIBIT 2

                             CONTENTS OF ASSET FILES

A. With respect to each Mortgage Loan, the Asset File shall include each of the following items:

         1.       Copy of the original Promissory Note.

         2. Copy of the original recorded Mortgage or Deed of Trust or certified true copy of the Mortgage submitted for recording if the original recorded Mortgage has not yet been returned.

         3. A copy of the original recorded Assignment of Mortgage to the related Loan Owner if the Loan Owner is not the Mortgagee or beneficiary under the original Mortgage or Deed of Trust executed by the assignor, and, if required by Servicing Requirements, recorded. Subject to the foregoing and to Servicing Requirements, such assignments may be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county.

         4. Copy of the original policy of lender's title insurance, if applicable.

         5. Evidence of all Insurance Policies and Insurance Agreements, if applicable.

         6. Copy of the original of each assumption, extension and modification agreements, if any.

         7. Copy of the original recorded intervening Assignments of Mortgage, if any.

         8. Original copy of the hazard insurance policy or certificate thereof, if applicable and, in certain instances any evidence of flood insurance, with extended coverage of the hazard insurance policy which may be appropriate.

         9.       Residential or commercial appraisal, as applicable, if any.

         10. Origination documents, if applicable, not available on seller financed portfolio or certain pool acquisitions.

                  A.       Loan application;

                  B.       Credit Report;

                  C. Preliminary Title Report and/or Commitment for Title Insurance. Copies of easements and/or restrictions and Tax Search sheet, if applicable; and

                  D.       Loan Commitment, if any.

         11. Closing certificates (for residential loans, if applicable, will not be available on seller financed, employee loan portfolio or certain pool acquisitions:

                  A. Executed Truth in Lending statement pursuant to Federal Reserve Board Regulation Z;

                  B. Notices pursuant to the Equal Credit Opportunity Act and Federal Reserve Board Regulation B, as amended;

                  C.       Form HUD-1 (Real Estate Settlement Procedures Act);

                  D. If a refinance Mortgage, copy of the notice of right to rescind, signed and dated; and

                  E. Sale contract/deposit receipt, or escrow instructions, as required.

         12. Other papers and records developed or originated by the Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan pursuant to Metwest Servicing Requirements.

         13.      In addition, with respect to Commercial Mortgage Loans:

                  a. A copy of the original security agreement, if any, and of any intervening assignment thereof in recordable form to the Loan Owner and all intervening assignments showing an unbroken chain of assignment from the originator thereof to the Person assigning such security agreement to the Loan Owner.

                  b. A copy of the original of the related assignment of leases, if any (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment to the Loan Owner, in each case with evidence of recording indicated thereon showing an unbroken chain of assignment from the originator thereof to the person assigning such assignment of leases to the Loan Owner.

                  c. A copy of an original assignment of any related assignment of leases (if such item is a document separate from the Mortgage), in recordable form to the Loan Owner.

                  d. Copies of filed copies of any prior UCC financing statements in favor of the originator of such Commercial Mortgage Loan or in favor of any assignee prior to the Loan Owner, if any, and copies of the original UCC-2s or UCC-3s, as appropriate, in favor of the Loan Owner in each case, perfecting a security interest in personal property.

                  e. A copy of any related loan agreement, ground lessor recognition agreement, collateral lease, management agreement, guaranty, collateral assignment or other similar agreements made for the benefit of the originator of such Commercial Mortgage Loan, if any, and, if separate from the Mortgage, original assignments thereof in favor of the Loan Owner (and all intervening assignments).

B.       With respect to Mortgage  Loans that are Land Sale Contracts:

      1. Copy of the original Land Sale Contract with evidence of recording indicated thereon or if the evidence of recording is not indicated on such Land Sale Contract, a Memorandum of Land Sale Contract with evidence of recording indicated thereon, or appropriate recorded copy of the original Warranty Deed to Seller.

      2. A copy of the assignment of Land Sale Contract to the related Loan Owner executed by the assignor, and, if required by Servicing Requirements, recorded.

      3. Copy of the original title insurance policy (or duplicate policy) or, if the original title insurance policy has not been issued, the irrevocable commitment to issue the same.

      4. Copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Land Sale Contract have been modified or assumed.

      5. Copy of warranty deed in the name of the related Loan Owner, if not included in the assignment of Land Sale Contract.

      6. Copies of all original recorded intervening assignments, if any, of the Land Sale Contract, with recording information thereon, showing a complete chain of assignment from the originator of the Land Sale Contract to the related Loan Owner.

      7. To the extent contained in the file, in the case of each Land Sale Contract relating to a Commercial Property, filed copies of prior UCC financing statements, if any, in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

      8. To the extent contained in the file, in the case of each Land Sale Contract relating to a Commercial Property, copies of the related loan agreement, ground lessor recognition agreement, collateral lease, management agreement, guaranty, collateral assignment or other similar agreements made for the benefit of the originator of such Mortgage Loan, if any, and, if separate from the Mortgage, copies of the original assignments thereof in favor of the related Loan Owner.

      9.       Residential or commercial appraisal, as applicable, if any.

      10. Origination documents, if applicable, not available on seller financed portfolio or certain pool acquisitions:

                  a.       Loan application;

                  b.       Credit Report;

                  c. Preliminary Title Report and/or Commitment for Title Insurance. Copies of easements and/or restrictions and Tax Search sheet, if applicable; and

                  d.       Loan Commitment, if any.

         11. Closing certificates (for residential Land Sale Contracts, if applicable) not available on seller financed portfolio, employee loans or certain pool acquisitions:

                  a. Executed Truth in Lending statement pursuant to Federal Reserve Board Regulation Z;

                  b. Notices pursuant to the Equal Credit Opportunity Act and Federal Reserve Board Regulation B, as amended;

                  c.       Form HUD-1 (Real Estate Settlement Procedures Act);

                  d. If a refinance Mortgage, copy of the notice of right to rescind, signed and dated; and

                  e. Sale contract/deposit receipt, or escrow instructions, as required.

         12. Other papers and records developed or originated by the Seller or others, required to document the Land Sale Contracts or to service the Land Sale Contracts pursuant to Metwest Servicing Requirements.

C. With respect to each Non-Mortgage Loan, the Loan File shall include each of the following items:

         1.       Copy of the original note, when applicable.

         2. Copy of the original security agreement or similar agreement granting a security interest in collateral.

         3. Evidence of all Insurance Policies and Insurance Agreements, if any.

         4. Copy of the original of each assumption, extension and modification agreements, if any.

         5.       Collateral appraisal, if applicable.

         6.       Origination documents, if any:

                  a.       Loan application;

                  b.       Credit Report; and

                  c.       Loan Commitment, if any.

         7. Other papers and records developed or originated by the Seller or others, required to document the Non-Mortgage Loan or to service the Non-Mortgage Loan pursuant to Metwest Servicing Requirements.

         8.       In addition, with respect to Timeshare Loans

                  a.       Copy of the original Promissory Note.

                  b. Copy of the original recorded Mortgage or Deed of Trust or certified true copy of the Mortgage submitted for recording if the original recorded Mortgage has not yet been returned.

                  c. A copy of the original recorded Assignment of Mortgage to the related Loan Owner if the Loan Owner is not the Mortgagee or beneficiary under the original Mortgage or Deed of Trust executed by the assignor, and, if required by Metwest Servicing Requirements, recorded. Subject to the foregoing and to Servicing Requirements, such assignments may be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county.

                  d. Copy of the original of each assumption, extension and modification agreements, if any.

                  e. Copy of the original recorded intervening Assignments of Mortgage, if any.

                  f. Other papers and records developed or originated by the Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan pursuant to Metwest Servicing Requirements.

         9.       In addition, with respect to Lottery Loans:

                           A. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

                           B. Copy of original promissory note, if applicable.

                           C. Security Agreement, if applicable.

                           D. To the extent contained in the file, in the case of each Alternative Cashflow Transaction relating to a Lottery Loan or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Lottery Loan or other collateral loan or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

                           E. Loan Agreement, if applicable.

                           F. Acknowledgement letter from Lottery Commission, Annuity Owner, or Payment Obligor, if applicable, in favor of the originator of such Lottery Loan or other collateral loan or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

                           G. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metro company.

LOTTERY ASSIGNMENTS:

         A. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

         B.       Copy of Annuity Policy, if applicable.

         C. Copy of original Lottery Prize Assignment between Broker and Seller (prize winner), if applicable.

         D. To the extent contained in the Asset File, in the case of each Alternative Cashflow Transaction relating to a Assignable Lottery transaction or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Assignable Lottery transaction or other collateral loan or in favor of any assignee prior to the related Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Owner.

         E. Acknowledgment letter from Lottery Commission, Annuity Owner, or Payment Obligor, if applicable.

         F. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.


LOTTERY TRUST TRANSACTIONS

         A.       Signed copy of the trust agreement.

         B. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

         C.       Copy of original promissory note, if applicable.

         D.       Security Agreement, if applicable.

         E. To the extent contained in the Asset File, in the case of each Alternative Cashflow Transaction relating to a Lottery trust transaction, filed copies of prior UCC financing statements, if any, in favor of the originator of such Lottery trust or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

         F.       Loan Agreement, if applicable.

         G. Acknowledgment letter from Trustee in favor of the originator of such transaction or any assignee prior to the related Loan Owner.

         H. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

JUDGMENT TRANSACTIONS:

         A.       Filed copy of the judgment against the city/county, etc.

         B.       Signed copy of the settlement agreement, if any.

         C.       Complete copy of the annuity policy, if any.

         D.       UCC, judgment and lien search made on the seller.

         E. Receivable purchase and sale agreement (with power of attorney).

         F.       Affidavit made by the seller.

         G.       Notice of assignment and direction of payments.

         H.       Payment distribution letter (pass-thru letter), if needed.

         I. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

ANNUITY TRANSACTIONS:

         A.       Copy of Annuity Policy, if applicable.

         B. Copy of original Assignment Agreement between Broker and Seller (prize winner), if applicable.

         C. To the extent contained in the Asset File, in the case of each Alternative Cashflow Transaction relating to an Assignable Annuity transaction or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Assignable Annuity transaction or other collateral loan or in favor of any assignee prior to the related Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Owner.

         D. Acknowledgment letter from Annuity Owner, or Payment Obligor, if applicable.

         E. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

         F. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

MISCELLANEOUS CASHFLOW TRANSACTIONS:

         A. To the extent contained in the Asset File, a copy of Court Order, certified true and correct copy from issuing court, if applicable.

         B. To the extent contained in the Asset File, a copy of original Assignment Agreement, Loan Agreement and Security Agreement between Broker and Seller (prize winner), if applicable.

         C. To the extent contained in the Asset File, a copy of the original Promissory note and accompanying endorsements.

         D. To the extent contained in the Asset File, in the case of each Miscellaneous Cashflow Transaction relating to a Miscellaneous Cashflow transaction or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Miscellaneous Cashflow transaction or other collateral loan or in favor of any assignee prior to the related Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Owner.

         E. Acknowledgment letter from Annuity Owner, or Payment Obligor, if applicable.

         F. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

FARM SUBSIDY TRANSACTIONS:

1.       Conservation Reserve Payment Program CRP - documentation requirements:

         A.       Copy of Sellers most recent Farm Operating Plan/Financial
                  Statement.

         B. Signed copy of Highly Erodible Land Conservation (HELC) and Wetland Conservation (WC) Certificate.

         C.       Copy of original Certificate Purchase and Assignment
                  Agreement.

         D.       Copy of Testamentary Agreement.

         E. Copy of original Assignment Of Payments (Form Ccc-36) executed by the farmer.

         F.       Copy of Written Approval of Assignment from the FSA Office.

         G. Copy of original signed Notice of Purchase and Assignment Agreement from farmer.

2. Production Flexibility Contract Program - PFC documentation requirements

         A.       Copy of Sellers most recent Farm Operating Plan/Financial
                  Statement.

         B. Copy of original Highly Erodible Land Conservation (HELC) and Wetland Conservation (WC) Certificate.

         C. Copy of original executed update to Operating Plan, Form CCC-502 Or CCC-502ez, if any.

         D.       Copy of original Production Flexibility Contract (Form
                  CCC-478).

         E.       Copy of original Production Flexibility Contract Payments
                  Form.

         F.       Copy of original Form FSA-156ez (printout from the FSA
                  Office).

         G. Copy of original Sale, Assignment Form & Testamentary Agreement between farmer & FCC (Farm Capital Corp.).

         H. Copy of original Assignment of Payments (Form CCC-36) executed by the farmer.

         I. Copy of original written approval of assignment from the FSA office.

         J. Copy of signed Notice of Purchase and Assignment Agreement from farmer.

                                    EXHIBIT 3

                      FORM OF SELLER'S CLOSING CERTIFICATE

                  I, ______________________, hereby certify that I am the duly elected [Vice] President of [Name of Seller], a ______________ corporation (the "______") and further certify as follows:

                  1. The representations and warranties made by the Seller in
Section 3.01 of the Servicing Rights Purchase Agreement, dated as of April 1, 2001 (the "Purchase Agreement"), by and among [Name of Sellers] (collectively, the "Sellers") and Ocwen Federal Bank FSB (the "Purchaser") are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof.

                  2. Each person who, as an officer or representative of the Seller, signed the Purchase Agreement and the Servicing Agreement and any document delivered prior hereto or on the date hereof in connection with the transactions contemplated under the Purchase Agreement was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  3. Attached hereto is a certified true copy of the authorization of the execution of the Purchase Agreement and the Servicing Agreement and certain related matters, and such authorization has not been amended, modified, annulled or revoked and is in full force and effect.

                  4. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:                       , 2001
       ----------------------

                                        [NAME OF SELLER]

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
[Seal]                                  Title:
                                              ----------------------------------


                  I, ________________________, a ________________________ of
[Name of Seller], hereby certify that ________________________ is the duly elected, qualified and acting ______________ of the Seller and that the signature appearing above is [her] [his] genuine signature.

                  IN WITNESS WHEREOF, I have hereunto assigned my name.

Dated:            , 2001.
      ------------
                                        [NAME OF SELLER]

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT 4

                     FORM OF PURCHASER'S CLOSING CERTIFICATE

                  I, ______________________, hereby certify that I am the duly elected [Vice] President of OCWEN FEDERAL BANK FSB, a federal savings bank (the "Purchaser") and further certify as follows:

                  1. The representations and warranties made by the Purchaser in
Section 3.03 of the Servicing Rights Purchase Agreement, dated as of April 1, 2001 (the "Purchase Agreement"), by and among [Name of Sellers] (collectively, the "Sellers") and the Purchaser are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof.

                  2. Each person who, as an officer or representative of the Purchaser, signed the Purchase Agreement and the Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated under the Purchase Agreement and the Servicing Agreement was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  3. Attached hereto is a certified true copy of the authorization of the execution of the Purchase Agreement and the Servicing Agreement and certain related matters, and such authorization has not been amended, modified, annulled or revoked and is in full force and effect.

                  4. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Purchaser.

Dated:             , 2001
      -------------


                                        OCWEN FEDERAL BANK FSB

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
[Seal]                                  Title:
                                              ----------------------------------


                  I, ________________________, a ________________________ of
Ocwen Federal Bank FSB, hereby certify that ________________________ is the duly elected, qualified and acting ______________ of the Purchaser and that the signature appearing above is [her] [his] genuine signature.

                  IN WITNESS WHEREOF, I have hereunto assigned my name.

Dated:                  , 2001.
       -----------------
                                        OCWEN FEDERAL BANK FSB

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT 5

                      FORM OF OPINION OF COUNSEL TO SELLERS


                                  April __ 2001


Ocwen Federal Bank FSB
1675 Palm Beach Lakes Blvd
West Palm Beach, FL  33401


Ladies and Gentlemen:

                  We have acted as counsel to [Name of Sellers] (collectively, the "Sellers"), with respect to certain matters in connection with the sale by the Seller of Servicing Rights as defined in the Servicing Rights Purchase Agreement, dated as of April 1, 2001 (the "Purchase Agreement"), by and between the Sellers and Ocwen Federal Bank FSB, a federal savings bank (the "Purchaser"). We have also acted as counsel to the Seller in connection with the execution and delivery of the Servicing Agreement, dated as of April 1, 2001 (the "Servicing Agreement"), by and between the Sellers and the Purchaser, the Agreement to Sell Servicing Rights, dated as of April 1, 2001 (the "Resale Agreement"), by and between the Sellers and [other agreements] together with the Purchase Agreement, the Servicing Agreement and the Resale Agreement, the "Agreements"). This opinion is being provided to you pursuant to Section 4.01 of the Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                  We have reviewed the Agreements and such other documents as we deemed necessary or advisable for purposes of the opinions set forth below. To the extent that we have deemed appropriate, we have relied upon representations and certifications of officers of the Seller. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents. Based upon the foregoing, we are of the opinion that:

                  1. Each Seller has the requisite power, authority and legal right to engage in the transactions contemplated by the Agreements and to execute and deliver each of the Agreements and to perform and observe the terms and conditions of each of such Agreements.

                  2. Each of the Agreements has been duly authorized, executed and delivered by each Seller and is the legal, valid and binding obligation of such Seller, enforceable in accordance with their respective terms against such Seller, subject to bankruptcy, insolvency and other similar laws and to the availability of equitable remedies.

                  3. No consent, approval, authorization or order of, or notice to, or declaration, filing or registration with, any person, court or governmental agency or body is required for the execution, delivery and performance by each Seller of, or compliance by each Seller with, any of the Agreements, or the transfer of the Servicing Rights or the consummation of the transactions contemplated by the Agreements, other than those that have been obtained or as set forth on Exhibit A.

                  4. The execution and delivery of the Agreements, and the performance by each Seller of its obligations under the Agreements, will not violate, conflict with or result in a default under any of the terms of the organizational documents of such Seller, or of any material agreement, contract, mortgage, indenture or other instrument, or any order or decree of any court or other tribunal or governmental agency which is binding upon such Seller.

                  5. There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against any Seller which in our judgment, either in any one instance or in the aggregate, would draw into question the validity of any of the Agreements or which would be likely to impair materially the ability of such Seller to perform under the terms of any of the Agreements.

                                         Very truly yours,


                                         ------------------------------

                                    EXHIBIT 6

                   FORM OF OPINION OF COUNSEL TO THE PURCHASER



                                 April __, 2001


To:      Parties Identified
         on Schedule A


Ladies and Gentlemen:

                  We have acted as counsel to Ocwen Federal Bank FSB, a federal savings bank (the "Purchaser"), with respect to certain matters in connection with the transfer by the Sellers (as defined below) of Servicing Rights as defined in the Servicing Rights Purchase Agreement, dated as of April 1, 2001 (the "Purchase Agreement"), by and between [Name of Sellers] (collectively, the "Sellers") and the Purchaser. We have also acted as counsel to the Purchaser in connection with the execution and delivery of the Servicing Agreement, dated as of April 1, 2001 (the "Servicing Agreement"), by and between the Sellers and the Purchaser, the Agreement to Sell Servicing Rights, dated as of April 1, 2001 (the "Resale Agreement") and [other agreements] (together with the Purchase Agreement, the Servicing Agreement and the Resale Agreement, the "Agreements"). This opinion is being provided to you pursuant to Section 4.01 of the Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                  We have reviewed the Agreements and such other documents as we deemed necessary or advisable for purposes of the opinions set forth below. To the extent that we have deemed appropriate, we have relied upon representations and certifications of officers of the Purchaser. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents. Based upon the foregoing, we are of the opinion that:

                  1. The Purchaser has the requisite power, authority and legal right to engage in the transactions contemplated by each of the Agreements and to execute and deliver each of the Agreements and to perform and observe the terms and conditions of each of the Agreements.

                  2. Each of the Agreements has been duly authorized, executed and delivered by the Purchaser and is the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its respective terms against the Purchaser, subject to bankruptcy, insolvency, receivership, and other similar laws and to the availability of equitable remedies.

                  3. No consent, approval, authorization or order of, or notice to, or declaration, filing or registration with, any person, court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, any of the Agreements, or the transfer of the Servicing Rights or the consummation of the transactions contemplated by the Agreements, other than those that have been obtained or are required to be obtained by the Sellers under the Agreements.

                  4. The execution and delivery of the Agreements, and the performance by the Purchaser of its obligations under the Agreements, will not violate, conflict with or result in a default under any of the terms of the organizational documents of the Purchaser, or of any material agreement, contract, mortgage, indenture or other instrument, or any order or decree of any court or other tribunal or governmental agency which is binding upon the Purchaser.

                  5. There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against the Purchaser which in our judgment, either in any one instance or in the aggregate, would draw into question the validity of any of the Agreements or which would be likely to impair materially the ability of the Purchaser to perform under the terms of any of the Agreements.

                                          Very truly yours,


                                          ------------------------------

                                    EXHIBIT 7

                       FORM OF ADVANCE PURCHASE AGREEMENT



                              [See Document No. 3]

                                    EXHIBIT 8

                           FORM OF SERVICING AGREEMENT
                         (FOR NON-SECURITIZED PORTFOLIO)



                              [See Document No. 4]

                                    EXHIBIT 9

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement"), dated _______ __, 2001, between METWEST MORTGAGE SERVICES, INC., a Washington corporation (the "Assignor"), and OCWEN FEDERAL BANK FSB, a federal savings bank ("Assignee"):

         For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. TRANSFER OF SERVICING RIGHTS. The Assignor hereby grants, transfers and assigns to Assignee, effective as of _______ __, 2001 or such other date as mutually agreed by the Assignor and Assignee (the "Closing Date"), all of the right, title and interest of the Assignor, in its capacity as Master Servicer or Servicer (collectively the "Servicing Rights"), in, to and under the Pooling and Servicing Agreements more fully described on Schedule I attached hereto (the "P&S Agreements") with respect to the mortgage loans (the "Loans") set forth on Schedule II attached hereto. The Assignee agrees to be bound, as Master Servicer or Servicer, by all terms, covenants and conditions of the P&S Agreements, and from and after the Closing Date the Assignee assumes all of the Assignor's obligations arising from and after the Closing Date as Master Servicer or Servicer thereunder. Notwithstanding any other provision in this Agreement to the contrary, Assignor shall remain and be liable as Master Servicer or Servicer under the P&S Agreements following the Closing Date in respect of the performance of all obligations and duties of the Master Servicer or Servicer taken or to be taken prior to the Closing Date, and Assignee shall have no duties or liabilities in respect thereof. Capitalized terms used but not defined herein shall have the meanings assigned to them in the P&S Agreements.

         SECTION 2. CONSENT TO TRANSFER OF SERVICING. Assignor has obtained the consent of the necessary parties required for the consummation of the transactions contemplated by this Assignment and Assumption Agreement and the transfer of servicing of the Loans and the related Servicing Rights to Assignee.

         SECTION 3. NOTICES. The Assignee's address for purposes for all notices and correspondence relating to the P&S Agreements and this Assignment and Assumption Agreement is:

                               Ocwen Federal Bank FSB
                               1675 Palm Beach Lakes Blvd.
                               Suite 1002
                               West Palm Beach, FL 33401
                               Attention:  Secretary
                               Telephone Number:  (561) 682-8157
                               Telecopier Number:  (561) 682-8177

              WITH A COPY TO:  Ocwen Federal Bank FSB
                               1675 Palm Beach Lakes Blvd.
                               Suite 532
                               West Palm Beach, FL 33401
                               Attention:  Law Dept.
                               Telephone Number:  (561) 682-8820
                               Telecopier Number:  (561) 682-8163

         SECTION 4. COUNTERPARTS. For the purpose of facilitating the execution of this Assignment and Assumption Agreement and or other purposes, this Assignment and Assumption Agreement may be executed simultaneously in any manner in any number of counterparts, each of which shall be deemed to be an original, and other shall constitute and be one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


ASSIGNOR:                                    ASSIGNEE:

METWEST MORTGAGE SERVICES, INC.              OCWEN FEDERAL BANK FSB

By:                                          By:
   ----------------------------------           --------------------------------
Name:                                        Name:
     --------------------------------             ------------------------------
Its:                                         Its:
    ---------------------------------            -------------------------------

                SCHEDULE I TO ASSIGNMENT AND ASSUMPTION AGREEMENT
                           LIST OF ALL P&S AGREEMENTS

1.       Series 1996-1

         Pooling and Servicing Agreement, dated as of April 1, 1996, by and among Metropolitan Mortgage & Securities Co., Inc., Summit Securities, Inc., Western United Life Assurance Company and Old Standard Life Insurance Company, as Sellers, Tryon Mortgage Funding, Inc., as Sponsor, Spokane Mortgage Co., as Master Servicer and The Bank of New York, as Trustee.

2.       Series 1996-A

         Pooling and Servicing Agreement, dated as of November 1, 1996, by and among Metropolitan Mortgage & Securities Co., Inc., Summit Securities, Inc., Western United Life Assurance Company and Old Standard Life Insurance Company, as Sellers, Metropolitan Asset Funding, Inc., as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

3.       Series 1997-A

         Pooling and Servicing Agreement, dated as of August 1, 1997, by and among, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Servicer and The Bank of New York, as Trustee and Back-up Servicer.

4.       Series 1997-B

         Pooling and Servicing Agreement, dated as of September 1, 1997, by and among Metropolitan Mortgage & Securities Co., Inc., Old West Annuity and Life Insurance Co. (formerly known as Arizona Life Insurance Company), as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee, as amended by Amendment No. 1.

5.       Series 1998-A

         Pooling and Servicing Agreement, dated as of April 1, 1998, by and among Metropolitan Mortgage & Securities Co., Inc., Old West Annuity and Life Insurance Co. (formerly known as Arizona Life Insurance Company), Western United Life Assurance Company and Old Standard Life Insurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

6.       Series 1998-B

         Pooling and Servicing Agreement, dated as of November 1, 1998, by and among Metropolitan Mortgage & Securities Co., Inc., Old West Annuity and Life Insurance Co. (formerly known as Arizona Life Insurance Company), Western United Life Assurance Company and Old Standard Life Insurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

7.       Series 1999-A

         Pooling and Servicing Agreement, dated as of March 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

8.       Series 1999-B

         Pooling and Servicing Agreement, dated as of August 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

9.       Series 1999-C

         Pooling and Servicing Agreement, dated as of October 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

10.      Series 1999-D

         Pooling and Servicing Agreement, dated as of November 1, 1999, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

11.      Series 2000-A

         Pooling and Servicing Agreement, dated as of March 1, 2000, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metropolitan Asset Funding, Inc. II, as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

12.      Series 2000-B

         Pooling and Servicing Agreement, dated as of September 1, 2000, by and among Metropolitan Mortgage & Securities Co., Inc., and Western United Life Assurance Company, as Sellers, Metwest Mortgage Funding, Inc., as Depositor, Metwest Mortgage Services, Inc., as Master Servicer and The Bank of New York, as Trustee.

               SCHEDULE II TO ASSIGNMENT AND ASSUMPTION AGREEMENT
                           SCHEDULE OF MORTGAGE LOANS

                                    [to come]

                                   EXHIBIT 10

                         FORM OF SUBSERVICING AGREEMENT

                              [See Document No. 5]